UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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SMTC CORPORATION

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SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

July 31, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation (the “Company”) to be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on September 10, 2015 at 11:00 a.m., Eastern Daylight Time.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing each holder of our common stock a notice containing instructions on how to access our 2015 Proxy Statement and Annual Report and vote online. The Proxy Statement contains instructions on how you can (i) receive a paper copy of the Proxy Statement and Annual Report, if you only received a notice by mail, or (ii) elect to receive your Proxy Statement and Annual Report over the Internet, if you received them by mail this year.

Details of the business to be conducted at the Annual Meeting are given in the Proxy Statement and Notice of Annual Meeting of Stockholders. You should read with care the Proxy Statement that describes the proposed nominees for director, the ratification of the re-appointment of the Company’s independent registered public accounting firm and the non-binding advisory vote to approve the Company’s executive compensation.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to vote via a toll-free telephone number, over the Internet, or, if you received a paper copy of the proxy card by mail, you may complete, sign, date and promptly return the proxy card. Instructions regarding all three methods of voting are contained on the proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Sushil Dhiman

President and Chief Executive Officer

SMTC Corporation

SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

NOTICE OF 2015 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD SEPTEMBER 10, 2015

The Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation, a Delaware corporation (the “Company”), will be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on September 10, 2015 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1.     To elect five directors to serve until the 2016 Annual Meeting and until successors are elected and qualified in accordance with the by-laws of the Company.

2.     To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2016.

3.     To ratify the adoption of the SMTC Corporation Tax Benefits Preservation Plan.

4.     To hold a non-binding advisory vote to approve the Company’s executive compensation.

5.     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on July 13, 2015 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 10, 2015. THE PROXY STATEMENT AND 2014 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.SMTC.COM/PROXY.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE VIA A TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD. INSTRUCTIONS REGARDING ALL THREE METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD. IF YOU VOTE AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Sushil Dhiman

President and Chief Executive Officer

Markham, Ontario
July 31, 2015

SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

General Information

The Board of Directors of SMTC Corporation, a Delaware corporation, is soliciting your proxy to vote your shares at our 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 10, 2015 at 11:00 a.m., Eastern Daylight Time, at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6.

This Proxy Statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in this Proxy Statement. We refer to our company as “SMTC” or the “Company.” We call our board of directors the “Board.” References to “2014” mean our fiscal period 2014, which began on December 30, 2013 and ended on December 28, 2014. We refer to the 2015 Annual Meeting of Stockholders as the “Annual Meeting.”

As permitted by the Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On July 31, 2015, we mailed to our common stock holders of record as of the close of business on July 13, 2015 a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. The Company will bear all attendant costs of the solicitation of proxies.

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

Who may attend and vote?

Our Board has fixed the close of business on July 13, 2015 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof (the “record date”). Each holder of the Company’s common stock, par value $.01 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date. Holders of Common Stock are collectively referred to as “Stockholders.” On the record date, 16,417,276 shares of our Common Stock were issued and outstanding.

At least ten days before the 2015 Annual Meeting of Stockholders, the Company will make a complete list of the stockholders entitled to vote at the Annual Meeting open to the examination of any stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The list will also be made available to Stockholders present at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most SMTC Stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the Stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

●     Stockholder of Record - If your shares are registered directly in your name with SMTC’s Transfer Agent, Computershare Shareowner Services LLC (“Computershare”), you are considered, with respect to those shares, the Stockholder of record. As the Stockholder of record, you have the right to grant your voting proxy directly to SMTC or to vote in person at the Annual Meeting.

●     Beneficial Owner - If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the Stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the Stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

How do I vote?

As a Stockholder, you have the right to vote on certain business matters affecting the Company. The proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of this proxy statement beginning with “Proposal No. 1” and continuing to address each proposal as outlined in the meeting notice. Each share of the Company’s Common Stock you own entitles you to one vote.

Stockholders of record can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	By Telephone—Stockholders of record located in the United States can vote by telephone by calling 1-866-540- 5760 and following the instructions on the Notice;

●	By Internet—You can vote over the Internet at http://smtc.com/proxy by following the instructions on the Notice; or

●

By Mail—If you received your proxy materials by mail or printed the proxy card posted at http://smtc.com/proxy you can vote by mail by signing, dating and mailing the proxy card to: SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on September 9, 2015.

If you vote by proxy, you enable the individuals named in your proxy (your “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend the Annual Meeting. In this way your shares will be voted even if you are unable to attend the Annual Meeting.

Your shares will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend the Annual Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. In the absence of instructions on a properly executed proxy, proxies from holders of Common Stock will be voted “FOR” Proposal No. 2 (Ratification of appointment of Independent Registered Public Accounting Firm), as a “routine” matter, and will not be counted and will have no effect on the vote for Proposal No. 1, Proposal No. 3 and Proposal No. 4 as “non-routine” matters. See “What is a broker non-vote?” and “What vote is required for the proposal?” for more information about “routine” and “non-routine” matters as well as how shares are voted.

Beneficial Owners should follow voting instructions provided by their broker or nominee.

What does the Board of Directors recommend?

If you submit a proxy but do not indicate your voting instructions, your proxies will vote in accordance with the recommendations of the Board of Directors. The Board recommends that you vote “FOR” the election of the named director nominees, “FOR” the ratification of the re-appointment of the Company’s independent registered public accounting firm, “FOR” the ratification of the adoption of SMTC Company Tax Benefits Preservation Plan and “FOR” an advisory vote for approval of compensation of the Company’s named executive officers.

What vote is required for the proposal?

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. The following votes are required with respect to the proposals.

●

For the election of directors, the five candidates receiving the greatest number of affirmative votes (a “plurality vote”) of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, will be elected. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

●

For ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2016, the affirmative vote of a majority of the votes of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, is required. As the vote on this proposal is a routine matter under applicable rules, your bank, broker or other nominee may vote on this matter in the absence of contrary instructions from you.

●

For ratification of the adoption of SMTC Company Tax Benefits Preservation Plan, the affirmative vote of a majority of the votes of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, is required. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

●

For approval of the compensation paid to the named executive officers, the affirmative vote of a majority of the votes of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, is required. Please note that while the Board intends to carefully consider the stockholder vote on the executive compensation of the Company’s named executive officers; the vote is not binding on the Company and is advisory in nature. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

●	For each of the remaining proposals, the affirmative vote of a majority of the votes of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, is required.

An automated system administered by the Company’s transfer agent will tabulate votes by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes and abstentions will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

May I change my proxy?

Yes. A proxy may be revoked by the Stockholder giving the proxy at any time before it is voted by written notice of revocation delivered to the Company prior to the Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Table of Contents

PROPOSAL NO. 1 - Election of Directors	1

PROPOSAL NO. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	4

PROPOSAL NO. 3 – Ratification of the adoption of SMTC Company Tax Benefits Preservation Plan	7

PROPOSAL NO. 4 - Non-Binding Advisory Vote Regarding the Compensation of the Company’s Name Executive Officers (“Say on Pay”)	10

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES	11

COMPENSATION OF DIRECTORS	14

AUDIT COMMITTEE REPORT	15

RELATED PERSON TRANSACTIONS	16

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION AND RELATED INFORMATION	18

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	20

ADDITIONAL INFORMATION	21

PROPOSAL NO. 1 - Election of Directors

The number of authorized directors on the Board is currently fixed at seven, with one vacancy. Directors are elected on an annual basis. The Board is currently composed of the following directors: Clarke H. Bailey, David Sandberg, Lawrence Silber, J. Randall Waterfield, Frederick Wasserman and Sushil Dhiman whose terms will expire upon the election and qualification of directors at the 2015 Annual Meeting.

On July 2, 2015, Lawrence H. Silber announced that he would not stand for re-election to SMTC Corporation’s Board of Directors at its 2015 Annual Meeting, when his current term ends. His decision was due to acceptance of a new employment opportunity and not the result of any disagreement with the Company or its management. The Boad will have a second vacancy following the 2015 Annual Meeting.

The following table sets forth certain information with respect to each of the five nominees for election as a director of the Company. Each nominee was proposed for election by the Nominating and Corporate Governance Committee for consideration by the Board and proposal to the Stockholders. The ages shown are as at July 31, 2015, the date on which this proxy statement was first delivered to Stockholders.

Name and Place of Residence	Age	Office
Clarke H. Bailey New Rochelle, New York	61	Director, Chair of the Board (1)(3)
David Sandberg New York, New York	42	Director, Chair of the Nominating and Governance Committee (3)(4)
Frederick Wasserman Pennington, New Jersey	61	Director, Chair of the Audit Committee
J. Randall Waterfield New York, New York	42	Director (4)(5)
Sushil Dhiman Pleasanton, California	55	Director, President and Chief Executive Officer

(1)

Effective May 13, 2013 to April 15th, 2014, during Mr. Bailey’s term as Interim Chief Financial Officer, he was not a member of any committee. Mr. Bailey was appointed as a member of the Compensation and Management Development Committee by the Board of Directors on June 4, 2014.

(2)	Member of the Compensation and Management Development Committee.
(3)	Member of the Compensation and Management Development Committee.
(4)	Member of the Audit Committee.
(5)	Served as the Chair of the Compensation and Management Development Committee until June 4, 2014 with the appointment of Larry Silber.

Clarke H. Bailey joined the Board of Directors in June 2011. Mr. Bailey served as Executive Chairman and Interim Chief Financial Officer of the Company from May 2013 to April 2014. Mr. Bailey is presently the Chairman and CEO of EDCI Holdings, Inc., a holding company, a position held since 2009. In addition to EDCI, he serves as a Director on the Board of Iron Mountain Incorporated where he has served since 1998 and is currently Chairman of its Risk and Safety Committee. Previously, Mr. Bailey served as the Chairman and CEO of Arcus, Inc. until 1998 and as Managing Director and Head of the Principal Investment Group at Oppenheimer & Co. until 1990. Mr. Bailey has also previously served as a Director on four other public company boards, five private company boards, and three non-profit boards of trustees. The Board believes that his significant experience in manufacturing, finance and M&A, and serving as a Chief Executive Officer and on both public and private boards make him well qualified to serve as a director.

David Sandberg joined the Board of Directors in April 2009. Mr. Sandberg is the managing member, founder and portfolio manager of Red Oak Partners, LLC, a NY-based hedge fund, founded in March 2003, and co-manager and co-founder of Pinnacle Fund LLP, founded in 2008. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund from 1998 to 2002. Mr. Sandberg also served as the Chairman of Board of Asure Software, Inc., and as a director of Issuer Direct Corporation and Planar Systems, Inc. since 2009, 2013 and 2012 respectively, each of which is a publicly traded company. Mr. Sandberg also served as a director of EDCI Holdings Inc. from 2009 to 2013 and as a director and Chairman of the Strategic Committee of RF Industries Limited from 2011 to 2013. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. Red Oak Partners LLC is SMTC’s largest stockholder. The Board believes that his experience serving as director on numerous public companies, as well has his experience in finance and public company capital market transactions, make him well qualified to serve as a director.

Frederick Wasserman joined the Board of Directors in August 2013. Mr. Wasserman is an accomplished executive who has leveraged 35 years of business experience helping to create significant shareholder value with a number of companies. Mr. Wasserman has been the president, chief operating officer and chief financial officer for a number of companies, including Mitchell & Ness Nostalgia Company where he was CFO and COO. He also served as President and CFO of Goebel of North America. Mr. Wasserman is currently, and has been since 2008, the President of FGW Partners LLC as well as the Chief Compliance Officer of Wynnefield Capital Inc., a shareholder of SMTC. He currently serves on the board of directors for a number of publicly traded companies including Breeze Eastern Corporation, MAM Software Group, Inc., National Holdings Corporation and DLH Holdings Corp. The Board believes that Mr. Wasserman’s experience serving as a director on numerous public companies and significant management experience make him well qualified to serve as a director.

J. Randall Waterfield joined the Board of Directors in April 2012. Mr. Waterfield, is the Chairman of Waterfield Group, a diversified financial services holding company that traces its origins to 1928. After selling the largest private mortgage company in the US and largest Indiana based bank in 2006 and 2007 respectively, Waterfield Group has diversified into technology, real estate, asset management and merchant banking. Mr. Waterfield holds the Chartered Financial Analyst designation, and is a member of the Board of Directors, Executive Committee and former Chairman of the YPO New York City Chapter, the Northeast Regional Chairman of YPO, a member of Mensa, and a graduate of Harvard University. Mr. Waterfield currently also serves on the Board of Directors of Waterfield Enterprises, LLC, Asure Software (Nasdaq: ASUR), SMTC Corporation (Nasdaq: SMTX), Kensington Vanguard Title, Waterfield Technologies, and the Culver Military Summer School. Previously, Mr. Waterfield was an equity research analyst at Goldman Sachs & Co. from 1996 through 1999, primarily responsible for institutional small capitalization growth portfolios. Mr. Waterfield holds the Chartered Financial Analyst designation.  The Board believes that Mr. Waterfield’s experience in finance and M&A make him well qualified to serve as a director.

Sushil Dhiman joined the Company and Board of Directors in January 2014. He currently serves as the Company’s President and Chief Executive Officer, positions he has held since he joined the Company. Mr. Dhiman is a respected and accomplished executive with over 25 years of experience in the EMS industry. He joins SMTC from Sanmina Corporation where he was Senior Vice President of Operations from 2008 until he left to join the Company and where he was employed since 1999. During his career, he has been responsible for managing multiple facilities generating over $500 million in revenue. Mr. Dhiman has successfully grown and lead complex operations by developing new business and effectively managing costs and working capital. The Board believes Mr. Dhiman’s experience in the EMS industry along with his knowledge of the Company’s markets, products and technologies make him well qualified to serve as a director.

REQUIRED VOTE

The election of each director requires the affirmative “FOR” votes of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

On August 14, 2014, the Audit Committee (“the Committee”) of the Board of Directors of the Company approved the dismissal of KPMG LLP (Canada) (“KPMG LLP”) as the Company’s independent registered public accounting firm. On August 20, 2014 the Company engaged PricewaterhouseCoopers (Canada) LLP (“PwC Canada”) as the Company’s new independent registered public accounting firm beginning with the review of the Company’s financial statements for the quarter ending September 28, 2014.

During the Company’s fiscal years ended December 29, 2013 and December 30, 2012 through August 14, 2014, the Company has had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference thereto in its reports on the financial statements for such periods. However, during such periods, there were “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). The reportable events included material weaknesses as described by the Company in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013. Specifically, management concluded that there were weaknesses in the internal controls over processing and tracking transactions affecting inventory in the Company’s Chihuahua, Mexico facility and over the assessment of the recoverability of the Company’s deferred tax asset. The Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with KPMG LLP, and has authorized KPMG LLP to respond fully to the inquiries of PwC Canada concerning such material weaknesses.

The reports of KPMG LLP on the Company’s consolidated financial statements as of December 29, 2013 and December 30, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 29, 2013 and December 30, 2012 through August 20, 2014, the Company has not consulted with PwC Canada regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to us nor oral advice was provided to the Company by PwC Canada that PwC Canada concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(v) of Regulation S-K, or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

The Committee has approved the engagement of PwC Canada as our independent registered public accounting firm for the fiscal year ending December 28, 2014. In the event the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain PwC Canada and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders. We expect that representatives from PwC Canada will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit and Audit-Related Fees

As described above, the Company changed its independent registered public accounting firm in 2014 from KPMG LLP to PwC Canada. Set forth below are the fees paid by the Company to its independent registered public accounting firms, KPMG LLP and PwC Canada, for the fiscal periods indicated.

	2014	2013
Audit fees	$595,422	$537,000
Audit-related fees	—	—
Tax fees	73,739	104,000
Total audit, audit-related and tax fees	$669,161	$641,000

Audit Fees — Consist of fees for professional services provided in connection with the annual audit of the Company’s consolidated financial statements; the reviews of the Company’s quarterly results of operations and reports on Form 10-Q. Fees paid during 2014 consisted of $447,120 paid to KPMG LLP for 2013 and 2014 audit services and $46,157 paid to PwC Canada for interim charges for 2014 audit services. All such fees incurred for 2013 were paid to KPMG LLP.

Audit Related Fees — Consist of fees for professional services related to the performance of the audit of the Company’s consolidated financial statements and the reviews of the Company’s quarterly results of operations and reports on Form 10-Q that are not included in audit fees.

Tax Fees — Consists of fees for professional services related to tax compliance, planning and consulting services. Fees paid during 2014 consisted of $66,648 paid to KPMG LLP and $15,586 paid to PwC Canada. All such fees for 2013 were paid to KPMG LLP.

Audit Committee Pre-Approval Policies and Procedures; Determination of Independence

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent registered public accounting firm before the independent registered public accounting firm is engaged to render these services. The Audit Committee has considered whether the independent registered accounting firm’s provision of non-audit services is compatible with its independence. In April 2004, the Board adopted an Audit and Non-Audit Services Pre-Approval Policy for the Audit Committee. Under the policy, the Audit Committee has pre-approved certain audit and audit related services, tax services and other services. The Audit Committee has determined that the provision of those services that are pre-approved in the policy will not impair the independence of the Company’s independent registered public accounting firm. The provision of services by the independent registered public accounting firm which are not pre-approved in the policy are subject to separate pre-approval by the Audit Committee. The policy also pre-approved certain specified fee levels for the specific services. Payments in excess of these specified levels are subject to separate pre-approval by the Audit Committee. All audit and non-audit services performed by our independent registered public accounting firm have been pre-approved by our Audit Committee to assure that such services do not impair the independent registered public accounting firm’s independence from us. For 2014, there were no fees billed by KPMG LLP or PwC Canada for services other than for audit and tax-related services.

REQUIRED VOTE

The affirmative “FOR” vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote on the matter, is required to ratify the appointment of PwC Canada as our independent registered public accounting firm. Abstentions have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 3, 2016.

PROPOSAL NO. 3—Ratification of the Adoption of the Tax Benefits Preservation Plan

On December 29, 2014, the Company adopted a Tax Benefits Preservation Plan (the “Plan”) and pursuant to the Plan declared a dividend distribution of one preferred stock purchase right (collectively, the “Rights”, and individually, a “Right”) for each share of its common stock, $.01 par value per share (the “Common Stock”).

Background and Reasons for Proposal

The Plan is intended to protect the Company’s ability to utilize its net operating loss carryforwards and other tax attributes (the “Tax Attributes”) by deterring any person or group from acquiring, without the approval of the Board, the right to acquire 4.99% or more of the Company’s equity securities. We have experienced substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the Tax Attributes do not otherwise become limited, we believe that we will be able to carry forward a significant amount of Tax Attributes, and therefore these Tax Attributes could be a substantial asset to us. However, if we experience an “Ownership Change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the Tax Attributes will be substantially limited, and the timing of the usage of the Tax Attributes could be substantially delayed, which could therefore significantly impair the value of that asset. There is no guarantee, however, that the Plan will prevent the Company from experiencing an ownership change.

The determination of percentage ownership for the purposes of the Plan takes into account the provisions of Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. In addition, for all purposes of the Plan, when determining whether a Person or Persons own 4.99% or more of the shares of Common Stock owned or deemed owned by such Person or Person shall be taken into account in the numerator and the shares of Common Stock then outstanding shall be taken into account in the denominator.

The following description of terms of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A and is incorporated herein by reference. You are urged to read carefully the Plan in its entirety as the discussion below is only a summary.

Description of the Plan

Rights Dividend. Each Right entitles the registered holder to purchase from the Company after the Distribution Date (described below) one one-hundredth of a share of its preferred stock of the Company (the “Preferred Stock”). The exercise price is $1.94 for each one one-hundredth of a share of Preferred Stock. The distribution of Rights is payable to the record holders of Stock at the close of business on January 12, 2015. One Right will also be issued for each share of Stock issued between January 12, 2015 and the Distribution Date.

Exercisability of the Rights; Distribution Date. The Rights are not exercisable until the Distribution Date. The Distribution Date would occur, if ever, and unless delayed by the Company’s board of directors, 10 business days after either of the following events:

•

A public announcement that a person or group other than certain exempt persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more (determined as explained above) of the Company’s then outstanding Common Stock or that certain person that would otherwise be Acquiring Persons have acquired or obtained the right to acquire beneficial ownership of any additional shares of Common Stock (the “Stock Acquisition Date”), or

•

The commencement or announcement of an intention to make a tender offer or exchange offer that would result in a person or group, other than certain exempt persons, owning 4.99% or more (determined as explained above) of the Company’s then outstanding Common Stock.

In the event that any person becomes an Acquiring Person, then each holder of a Right (other than the Acquiring Person) would have the right to receive, upon exercise of the Right, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value of two times the exercise price of the Right.

Grandfather Clause. Stockholders who own 4.99% or more of our outstanding Stock as of the close of business on December 29, 2014 will not trigger the Plan so long as they do not (i) acquire any additional shares of Stock or (ii) fall under 4.99% ownership of Stock and then re-acquire 4.99% or more of the Stock. The Plan does not exempt any future acquisitions of Stock by such persons. Any rights held by an Acquiring Person are null and void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Plan.

Exchange Option. The Board may, at its option, at any time after any person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right. The Board, however, may not effect an exchange at any time after any person (other than (a) the Company, (b) any subsidiary of the Company, or (c) any employee benefit plan of the Company or any such subsidiary or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all affiliates of such person, becomes the beneficial owner of 50% or more of the Common Stock then outstanding. Immediately upon the action of the Board ordering the exchange of any Rights and without any further action and without any notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights will be to receive that number of shares of Common Stock equal to the number of such Rights held by the holder.

Transferability of Rights. Until the Distribution Date, the Common Stock certificates will evidence the Rights, and the transfer of the Common Stock certificates will constitute a transfer of the Rights. After the Distribution Date, separate certificates evidencing the Rights would be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate Rights certificates alone would evidence the Rights.

Redemption. The Board of Directors, by a majority vote of disinterested directors, may redeem the Rights at a redemption price of $.001 per Right at any time before the earlier of the Distribution Date or the close of business on the Expiration Date described below. Immediately upon such redemption, the right to exercise the Rights will terminate, and the Rights holders will become entitled only to receive the redemption price.

Expiration Date of Rights. If not previously exercised or redeemed, the Rights will expire on the earliest of (i) the Close of Business on December 29, 2015, provided, that if the Plan is submitted to the stockholders of the Company for ratification at the 2015 Annual Meeting (or any adjournment or postponement thereof), then the Plan will be extended to the Close of Business on the third anniversary of the date of this Plan if the Plan is approved by the affirmative vote of a majority of shares of Common Stock of the Company present in person or represented by proxy at the 2015 Annual Meeting (or any adjournment or postponement thereof) and will be extended for one or more successive three-year periods expiring on the Close of Business on the date of the anniversary of the Plan three years thereafter if, prior to the expiration of the then current three-year period, the Plan, together with any supplement or amendment thereof, is submitted to the stockholders of the Company for ratification at one or more Annual Meetings of the Company’s Stockholders and the Plan (together with any supplements or amendments) is approved by the affirmative vote of a majority of shares of Common Stock of the Company present in person or represented by proxy at such Annual Meeting of the Company’s Stockholders (or any adjournment or postponement thereof), (ii) the Close of Business on the first Business Day following the date on which the Plan is submitted to the stockholders of the Company for ratification at the Company’s Annual Meeting of Stockholders if the Plan is not approved by the affirmative vote of a majority of shares of Common Stock of the Company present in person or represented by proxy at that Annual Meeting of Stockholders (or any adjournment or postponement thereof), (iii) the Redemption Date, (iv) the Exchange Date, (v) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s Tax Attributes similar to that provided by this Plan, (vi) Close of Business on the effective date of the repeal of section 382 of the Code or any successor statute (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines that this Plan is no longer necessary or desirable for the preservation of Tax Attributes, or (vii) the beginning of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward. Notwithstanding the foregoing, the Plan will be terminated and be of no further force and effect if not approved by the stockholders of the Company at the 2015 Annual Meeting or within a reasonable time thereafter prior to any Distribution Date.

Anti-Dilution Adjustment. The exercise price, the redemption price, the exchange ratio and the number of shares of the Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution under the following circumstances:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, or

•	upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for shares of the Preferred Stock or convertible securities at less than the current market price, or

•

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of the earnings or retained earnings of the Company and dividends payable in shares of Preferred Stock) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments require an adjustment of at least 1% in such price. At the Company’s option, cash (based on the market price on the last trading date prior to the date of the exercise) will be paid instead of issuing fractional shares of any securities (other than fractional shares of Preferred Stock in integral multiples of one-hundredth of a share).

No Stockholder Rights. A Right holder, as such, has no rights as a stockholder of the Company, including, without limitation, the right to vote or receive dividends.

Amendments. Any of the provisions of the Plan (described below) may be amended by the board of directors of the Company prior to the Distribution Date without the approval of any holders of the Rights. After the Distribution Date, the board of directors may amend the Plan to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person) or to shorten or lengthen any time period under the Plan. A majority vote of the disinterested members of the Board would be required to effect any amendment.

Tax Consequences. The Company believes that the issuance of Rights to holders with respect to its Common Stock should not be a taxable event for U.S. federal income tax purposes. The U.S. federal income tax consequences of the separation of the Rights on the Distribution Date, the exercise of the Rights and the subsequent ownership of the Preferred Stock are complex and uncertain, and holders should consult their own tax advisors for the specific tax consequences to them.

REQUIRED VOTE

The affirmative “FOR” vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote on the matter, is required to ratify the adoption of the Plan. Abstentions have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and therefore, have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE ADOPTION OF THE TAX BENEFITS PRESERVATION PLAN.

PROPOSAL NO. 4 - Non-Binding Advisory Vote Regarding the Compensation of the Company’s Name Executive Officers (“Say on Pay”)

Section 14A of the Exchange Act provides Company’s stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, the Company is presenting the following “say-on-pay” proposal, which gives stockholders the opportunity to approve the Company’s compensation for its named executive officers as disclosed in this proxy statement by voting for or against the resolution set forth below:

“RESOLVED, that the stockholders of the SMTC Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the executive compensation tables, and the accompanying narrative discussion, set forth in the Company’s 2015 Proxy Statement.”

REQUIRED VOTE

Although this vote is advisory and not binding on the Company, the Compensation and Management Development Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions. To be effective, the proposal needs to be approved by the affirmative “FOR” vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

The number of authorized directors on the Board is currently fixed at seven, with one vacancy. The Board is currently composed of the six directors: Clarke H. Bailey, David Sandberg, Lawrence Silber, J. Randall Waterfield, Frederick Wasserman and Sushil Dhiman. Following the 2015 Annual Meeting, there will be two vacancies. As previously mentioned, Lawrence Silber will not stand for re-election to SMTC Corporation’s Board of Directors at the 2015 Annual Meeting, due to his acceptance of a new employment opportunity and not as a result of any disagreement with the Company or its management.

In 2014, the Board held 25 meetings, including regularly scheduled and special meetings. This consisted of six Board of Directors meetings and 19 committee meetings as outlined below. In 2014, each director attended more than seventy-five percent (75%) of the total number of meetings of the Board and the committees on which he served. The Company does not have a formal written policy specifying the number of directors that must attend the stockholder meetings, however to the extent reasonably practicable, Board members are encouraged to attend the stockholder meetings in person or telephonically. One director then serving on the Board attended our 2014 Annual Meeting.

Board Committees

The Board has three standing committees: an Audit Committee, Compensation and Management Development Committee and a Nominating and Corporate Governance Committee, each of which is described below. Each committee operates under a written charter that the Board adopted. All of the charters are publicly available on our website at www.smtc.com under the “Corporate Governance” link under the “Investor Relations” tab. You may also obtain a copy of our charters upon written request to our Investor Relations Department at our principal executive offices.

It is the role of the Nominating and Governance Committee to recommend to the Board candidates to serve on the committees. The Board elects committee members annually and they serve until their successors are elected and qualified or until their earlier death, retirement, resignation or removal. The following were the standing committees of the Board for 2014 and the number of meetings each committee held during that period;

Committees	Number of Meetings	Members
Audit Committee	9	Frederick Wasserman (Chair), David Sandberg, J. Randall Waterfield

Compensation and Management Development Committee	8	Lawrence Silber (Chair) (1), Clarke H. Bailey (2), J. Randall Waterfield (4), David Sandberg

Nominating and Corporate Governance Committee	2	David Sandberg (Chair), Lawrence Silber (1), J. Randall Waterfield, Frederick Wasserman (3)

(1)

Mr. Silber was appointed as a Chair and member of the Committee on June 4, 2014 after his service as the interim President and CEO had ended. Mr. Silber was also appointed as a member of the Nominating and Corporate Governance Committee on June 4, 2014.

(2)	Mr. Bailey was appointed as a member of the Committee on June 4, 2014 after his service as interim CFO had ended.
(3)	Mr. Waterfield served as the Chair of the Compensation and Management Development Committee until June 4, 2014.
(4)	Mr. Wasserman served on the Nominating and Corporate Governance committee until June 4, 2014.

Director Independence

The Board has determined that each of Clarke H. Bailey, David Sandberg, Lawrence H. Silber, J. Randal Waterfield and Frederick Wasserman is an “independent director” as defined in the rules of the NASDAQ Stock Market (“NASDAQ Rules”).

All members of the Nominating and Governance Committee are “independent directors” as defined in and as required by NASDAQ Rules.

All Audit Committee members are “independent directors” as defined in NASDAQ Rules and Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934, and as required by NASDAQ Rules.

All Compensation Committee members are “independent directors” as defined in and as required by NASDAQ Rules.

Audit Committee

The Audit Committee is responsible for assisting the Board in fulfilling their responsibility to stockholders, potential stockholders and the investment community in monitoring the Company’s accounting and reporting practices, the Company’s systems of internal accounting and financial controls, the Company’s compliance with legal and regulatory requirements related to financial reporting, the qualifications and independence of the Company’s independent auditor, the performance of the Company’s independent auditor, and the quality and integrity of the Company’s financial reports. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly financial statements, the disclosures in the Company’s annual and quarterly reports, critical accounting policies and practices used by the Company, the Company’s internal control over financial reporting, and the Company’s major financial risk exposures. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website.

The Audit Committee consists of Frederick Wasserman (Chair), David Sandberg and J. Randall Waterfield. The Board has determined that Mr. Wasserman, who is currently the chairman of the audit committee, and Mr. Sandberg are “audit committee financial experts” as defined by the Securities and Exchange Commission.

Compensation and Management Development Committee

The Compensation and Management Development Committee is responsible for discharging the Board’s duties relating to executive compensation. The Committee makes all decisions regarding the compensation of the executive officers with input and recommendations from the CEO (except with respect to compensation decisions for the CEO himself). In addition, the Committee is responsible for administering the Company’s executive compensation program. The Committee reviews both short-term and long-term corporate goals and objectives with respect to the compensation of the CEO and the other executive officers. The Committee also reviews and discusses with management the impact of the Company’s compensation policies and practices on risk-taking within the Company. The Committee evaluates at least once a year the performance of the CEO and other executive officers in light of these goals and objectives and, based on these evaluations, approves the compensation of the CEO and the other executive officers. The Committee also reviews and recommends to the Board incentive-compensation plans that are subject to the Board’s approval. The Board of Directors has adopted a written charter for the Compensation and Management Development Committee, which is available on the Company’s website.

In 2014, the Compensation and Management Development Committee utilized the services of a compensation consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed solely of independent directors, and participates in the search for qualified directors. The criteria for selecting nominees for election as directors of the Company shall include experience in the operation of public companies, accomplishments, education, skills, and the highest personal and professional integrity. The candidate must be willing and available to serve and should represent the interests of all stockholders and not of any special interest group. After conducting an initial evaluation of a candidate, the Committee will interview that candidate if it believes the candidate might be suitable to be a director and will also ask the candidate to meet with other directors and management. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board that candidate’s election.

The Nominating and Corporate Governance Committee does not have a formal written policy with regard to considering diversity in identifying nominees for directors, but, when considering director candidates, it seeks individuals with backgrounds and skills that, when combined with those of the Company’s other directors, bring a broad range of complementary skills, expertise, industry and regulatory knowledge, and diversity of perspectives to build a capable, responsive and effective Board. Diversity considerations for a director nominee may vary at any time according to the particular area of expertise being sought to complement the existing Board composition.

A stockholder wishing to nominate a candidate should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company in accordance with the procedures outlined in the Company’s by-laws. In making a nomination, stockholders should take into consideration the criteria set forth above and in the Company’s Corporate Governance Guidelines. The Board of Directors has adopted a written charter for the Nominating and Governance Committee, which is available on the Company’s website.

Code of Ethics

The Board has adopted a Code of Ethics and Conduct which is available on the Company’s website at www.smtc.com or in print without change to any person who requests such document in writing. Any such request should be made to the Company at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 Attn: Chief Financial Officer.

Communications with Directors

The Board has provided a process by which stockholders or other interested parties can communicate with the Board or with the non-management directors as a group. All such questions or inquiries should be directed to the President and Chief Executive Officer, Sushil Dhiman who can be reached at sushil.dhiman@smtc.com. Mr. Dhiman will review and communicate pertinent inquiries to the Board or, if requested, the non-management directors as a group.

Leadership Structure

As part of the Company’s continued orderly transition in its leadership, the Board determined at this time it was in the best interests of the Company and its stockholders for separate individuals to serve as Chair of the Board and Chief Executive Officer, while recognizing that there may be circumstances in the future that would lead to the same individual serving in both capacities. The Company believes this leadership structure has been the most appropriate for it because the Board has been able to rely upon the experience and perspective Mr. Bailey has gained both as a Director and while temporarily serving as the Company’s Executive Chair and Interim Chief Financial Officer during 2013 and 2014. Mr. Bailey fulfills his responsibilities as Chair through close interaction with management and all Directors.

Board Role in Risk Oversight

The Board is responsible for consideration and oversight of the risks facing the Company. The Board manages this oversight directly and through the Audit Committee and Compensation and Management Development Committee. The Board is kept informed by various reports provided to it on a regular basis, including reports made by management at the Board and Audit Committee and Compensation and Management Development Committee meetings. The Audit Committee performs a central oversight role with respect to financial and compliance risks, and the Audit Committee regularly reviews these risks with the full Board. The Compensation and Management Development Committee reviews and discusses with management the impact of the Company’s compensation policies and practices on risk taking within the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

 Section 16(a) of the Securities Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10% of the Company’s common stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) on Forms 3, 4 and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

      Based on the Company’s review of copies of such forms it has received from its Reporting Persons, the Reporting Persons met their Section 16(a) filing requirements in a timely manner.

DIRECTOR COMPENSATION

 In November 2008, the Board approved a revised compensation plan effective January 1, 2009 for independent directors (the “2009 Compensation Plan”). Pursuant to the 2009 Compensation Plan, independent directors will earn a retainer of USD $50,000 per year for serving on our Board. The Chairman of the Board will earn an additional retainer of USD $70,000, the Chairman of the Audit Committee will earn an additional retainer of USD $6,000 and the Chairman of all other committees will earn an additional retainer of USD $3,000. Board fees will be reduced on a prorated basis for nonattendance. In December 2014, the Board approved a revised compensation plan effective December 29, 2014 (commencement of fiscal 2015) whereby the independent directors will earn USD $40,000 per year for serving on the Board. The Chairman of the Audit Committee will earn an additional retainer of USD $10,000, the Chairman of the Compensation and Management Development Committee will earn an additional retainer of USD $7,000 and the Chairman of the Nominating and Governance Committee will earn an additional retainer of USD $3,000. The Board Chair may be awarded additional cash and equity compensation by the Board of Directors if circumstances warrant. Annual equity compensation will also be provided to independent directors with an aggregate value of USD $20,000 to be issued in the form of either stock options of restricted stock units. Board fees will be reduced on a prorated basis for nonattendance.

     The following table outlines the compensation to the Board of Directors for the period ended December 28, 2014:

Name	Fees Earned or Paid in Cash ($)
Clarke Bailey (1)	$85,000
Lawrence Silber	$52,250
David Sandberg	$53,000
J. Randall Waterfield	$50,750
Frederick Wasserman	$66,000

(1)

Mr. Bailey received $10,000 per month commencing April 16, 2014 when his term as interim CFO ended and he became an independent Director. The $10,000 per month was approved by the Board of Directors as pay for his position as Director and Chair of the Board representing an annual retainer of $70,000 USD per year, in addition to discretionary fees of $50,000 for fiscal 2014.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of SMTC’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors currently consists of three directors, Frederick Wasserman, David Sandberg, and J. Randall Waterfield. The duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company’s financial statements, and any comments by the independent auditors on the Company’s policies and procedures with respect to internal accounting, auditing and financial controls, (ii) to review the consistency and reasonableness of the financial statements contained in the Company’s quarterly and annual reports prior to filing them with the Securities and Exchange Commission (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits and any other matters required to be communicated with the independent auditors under generally accepted auditing standards and (iii) to select the Company’s independent auditors and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor. The Board of Directors has adopted a written charter of the Audit Committee, the sufficiency of which is evaluated each year by the Audit Committee.

Consistent with its duties, the Audit Committee has reviewed and discussed with the Company’s management the audited financial statements for the period ended December 28, 2014. PwC issued their unqualified report dated March, 30, 2015 on SMTC’s financial statements.

The Audit Committee has also discussed with PwC Canada the matters required to be discussed by AICPA Statement on Auditing Standards No. 16, “Communication with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from PwC Canada required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with PwC Canada its independence as an auditor. The Audit Committee concluded all meetings with an in camera session.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors the inclusion of SMTC’s audited financial statements for the period ended December 28, 2014 in the Annual Report on Form 10-K for the year then ended.

By the Audit Committee of the Board of Directors

Frederick Wasserman, Chair

David Sandberg

J. Randall Waterfield

 RELATED PERSON TRANSACTIONS

The Company uses a combination of Company policies and established review procedures, including adherence to NASDAQ Rules, to ensure related party transactions are reviewed, approved and ratified, as appropriate. We do not maintain these policies and procedures under a single written policy.

The Nominating and Corporate Governance Committee is responsible for considering and reporting to the Board any questions of possible conflicts of interest involving the Company’s directors. The Board of Directors is further required to meet the independence standards set forth in the NASDAQ Rules. The Company’s Corporate Code of Ethics and Conduct, which applies to all directors, officers and employees, provides guidance on matters such as conflicts of interest and purchasing integrity, among others.

We require that each director and officer complete a questionnaire annually. The questionnaire requires positive written affirmation regarding related party transactions that may constitute a conflict of interest, including: any transaction or proposed transaction in excess of $120,000 involving the director or officer or an immediate family member and the Company, a subsidiary or any pension or retirement savings plan; any indebtedness to the Company; dealings with competitors, suppliers or customers; any interest in real or personal property in which the corporation also has an interest; and the potential sale of any real or personal property or business venture or opportunity that will be presented to the Company for consideration. We review each questionnaire to identify any transactions or relationships that may constitute a conflict of interest, require disclosure, or affect an independence determination.

For situations in which it is either clear that a conflict of interest exists or there is a potential conflict of interest, the related director or officer is obligated to recuse himself from any discussion on the business arrangement. That director or officer does not participate in approving or not approving the related transaction.

The Compliance Officer, together with our Chief Executive Officer, or the Nominating and Corporate Governance Committee and Board of Directors review transactions involving directors and/or officers that either clearly represent or may represent a conflict of interest. They determine whether these transactions are on terms as fair as if the transactions were on an arm’s length basis. If the Compliance Officer or the Nominating and Corporate Governance Committee were to determine that a transaction is not on terms as fair as if it were on an arm’s length basis, the transaction would be modified such that the transaction were as fair as if it were on an arm’s length basis.

Other than as set forth below, there were no transactions required to be reported under Item 404(a) that were not required to be reviewed or where the Company’s policies and procedures for review were not followed in 2014.

The Company entered into an employment offer letter dated December 16, 2013 with Mr. Dhiman (the “Offer Letter”) under which he is employed as President and Chief Executive Officer. The Offer Letter has not specified term and Mr. Dhiman’s employment is on an at-will basis. Mr. Dhiman’s salary is reviewed and may be adjusted annually. Mr. Dhiman participates in the Company’s short-term incentive plan and, beginning in 2015, will be eligible to receive annual long-term equity awards. Mr. Dhiman will receive severance benefits if his employment is terminated by him for good reason, by the Company without cause or either party following a change in control.

Effective April 16, 2014, the Company entered into an interim management services agreement with Knightsbridge Interim Management Inc. (the “Management Service Agreement”) and a letter of agreement(the “Letter of Agreement”) with Mr. Currie pursuant to which he provides services as Interim Chief Financial Officer. The Management Services Agreement and Letter Agreement, each as amended, both terminate on October 23, 2015 unless terminated earlier under various circumstances, each of which circumstance requires not more than 20 business days prior written notice of termination. The Letter of Agreement stipulates that Mr. Currie will be paid by Knightsbridge Interim Management Inc. and will not be entitled to participate in any insurance (other than director and officer insurance and errors and omissions insurance coverage maintained on his behalf), health, welfare or other benefit plans or remunerations available to SMTC's employees except for reimbursement of pre-approved travel and other expenses incurred in this position. The Letter Agreement also requires that SMTC indemnify Mr. Currie in connection with the performance of his duties as Interim Chief Financial Officer.

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 20, 2015, the number of shares beneficially owned and the percentage ownership for:

●     each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock;

●     each current executive officer named in our summary compensation table and each current director; and

●     all executive officers and current directors as a group.

As of July 20 2015, our outstanding common stock consisted of 16,417,276 shares.

    Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The number of shares beneficially owned by each person is determined under rules promulgated by the Securities and Exchange Commission. Under these rules, beneficial ownership includes any shares as to which the person has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after July 20, 2015. The inclusion in the table of any shares, however, does not constitute an admission that the named person is a direct or indirect beneficial owner of those shares for any other purpose.

		Shares Beneficially Owned
Name and Address	Shares	Options/ Warrants	Total	Percentage of Shares Beneficially Owned(*)
Principal Stockholders:
Red Oak Partners LLC (1)	2,756,857		2,756,857	16.8%
654 Broadway, Suite 5
New York, New York, 10012

Directors and Named Executive Officers:
Clarke Bailey	74,000	50,000	124,000	0.8%
David Sandberg (1)	2,756,857	--	2,756,857	16.8%
Lawrence Silber	45,000	--	45,000	0.3%
J. Randall Waterfield	445,523	--	445,523	2.7%

Sushil Dhiman	83,197	--	83,197	0.5%

All Directors and Executive Officers as a group (5 persons)	3,404,577	50,000	3,454,577	21.1%

* The number of shares of Common Stock deemed outstanding on July 20, 2015 with respect to a person or group includes (a) 16,417,276 shares outstanding on such date and (b) all options that are currently exercisable or will be exercisable within 60 days of July 20, 2015 by the person or group in question.

        # Represents less than 0.1% of shares outstanding.

(1)

Mr. Sandberg directly owns 643,400 share shares of common stock and indirectly owns 2,113,457 shares of common stock through Red Oak Partners, LLC.  Mr. Sandberg is the managing member of Red Oak Partners, LLC which serves as the general partner of The Red Oak Fund, LP and Red Oak Long Fund, LP the direct owners of 1,088,470 and 523,679 shares of common stock, respectively.  Red Oak Partners, LLC also serves as a managing member of Pinnacle Partners, LLC which is the general partner of Pinnacle Opportunities Fund, LP, the direct owner of 501,308 shares of common stock. The Fund has entered into an agreement with the Company under which it has agreed to limit its voting rights as a holder of common stock. The agreement is described in the Company’s filing on Form 8-K made with the SEC on January 11, 2012, which description is incorporated herein by reference.

EXECUTIVE COMPENSATION AND RELATED
INFORMATION

Executive Officer Compensation

The table below provides information concerning the compensation of our executive officers.

In the “Salary” column, we disclose the base salary paid to each of our executive officers. Salaries are paid in U.S. dollars unless otherwise noted, consistent with the terms of any applicable employment agreements.

In the “Option Awards” column, we disclose the aggregate grant date fair value of option awards granted and restricted stock units (“RSU”) in the fiscal year computed in accordance with FASB Accounting Standards Codification Topic 718 without reduction for assumed forfeitures. The ASC 718 fair value of our stock options and RSU’s is calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements for the year ended December 28, 2014, and for which we recognize expense ratably over the vesting period.

In the “Non-Equity Incentive Plan Compensation” column, we disclose the amount earned as a performance based bonus for that particular year.

In the column “All Other Compensation,” we disclose the sum of the dollar value of all other compensation that could not properly be reported in other columns of the Summary Compensation Table, including perquisites and amounts reimbursed for the payment of taxes.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($) (a)	Non-Equity Incentive Plan Compensation ($)(b)	All Other Compensation ($) (c)	Total ($)
Lawrence Silber (1)	2014	$--	$--	$--	$--	$--
Interim President and Chief Executive Officer	2013	$243,613	$--	$134,710	$--	$378,323
Clarke Bailey (2)	2014	$112,000	$--	$63,000	$--	$175,000
Interim Chief Financial Officer	2013	162,406	$34,750	$179,752	$--	$376,908
Sushil Dhiman (3)	2014	$329,493	$451,000	$283,663	$22,000	$1,086,156
President and Chief Executive Officer	2013	$--	$--	$--	$--	$--
Jim Currie (4)	2014	$222,625	$--	$--	$--	$222,625
Interim Chief Financial Officer	2013	$--	$--	$--	$--	$--

(1)	Effective January 5, 2014, Mr. Silber mutually agreed with the Board of Directors to end his service as Interim President and CEO.

(2)	Effective April 15, 2014, Mr. Bailey mutually agreed with the Board of Directors to end his service as Interim CFO.

(3)	Mr. Dhiman commenced his employment with SMTC as President and CEO on January 6, 2014.

(4)

Mr. Currie was hired as Interim CFO as a consultant effective April 16, 2014. The fees included in the compensation table are reported in U.S. dollars converted from Canadian dollars at an average exchange rate of 1.10 as the fees represent amounts paid to the Knightsbridge Human Capital Management Inc. for Mr. Currie’s consulting services.

(a) The amounts disclosed in this column represent the aggregate grant date fair value of option awards granted and RSU in the fiscal year computed in accordance with FASB ASC 718 during fiscal 2014 and 2013 for the following option and RSU awards. The fair values of these option awards and RSU’s were calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements.

(i)

Mr. Dhiman was granted 87,433 stock options on December 11, 2014, with a Black-Sholes fair value of $0.77 per share and an exercise price of $1.80 per share. The stock options vest over a three-year period. Mr. Dhiman was granted time-based awards of 109,170 RSU’s on January 6, 2014, at a fair value of $2.29 per unit (equal to the grant date closing stock price) issuable on January 6, 2017 and 37,222 RSU’s on December 11, 2014, at a fair value of $1.80 per unit (equal to the grant date closing stock price) issuable on December 11, 2015. Mr. Dhiman was also granted performance-based awards of 37,222 RSU’s on December 11, 2014, at a fair value of $1.80 per unit issuable on December 11, 2017 if certain performance -based criteria are met. In accordance with ASC 718, we record expense for this grant ratably over the vesting period respectively.

(b)	Amount disclosed for fiscal 2014 represents the short term incentive plan bonus earned by Sushil Dhiman approved by the Board of Directors. This was paid in April 2015.

(c)	Amount disclosed as other compensation represents the housing allowance paid to Sushil Dhiman as approved by the Board of Directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding unexercised stock options for each executive officer outstanding as at December 28, 2014. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award.

	Option Awards				Stock Awards
	Equity Incentive Plan Awards:
								Equity Incentive
							Equity	Plan
							Incentive	Awards:
		Number of			Number of Shares or Units of	Market Value of Shares or Units of	Plan Awards: Number of Unearned Shares, Units or	Market or Payout Value of Unearned Shares, Units or
	Number of	Securities			Stock	Stock	Other	Other
	Securities	Underlying			That	That	Rights	Rights
	Underlying	Unexercised	Option		Have	Have	That	That
	Unexercised	Unearned	Exercise	Option	Not	Not	Have Not	Have Not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Clarke H. Bailey (1)	50,000		2.19	5/14/2018
Clarke H. Bailey (2)		50,576	1.80	12/11/2024
Clarke H. Bailey (3)					13,389	25,000
Lawrence Silber (4)		20,230	1.80	12/11/2024
Lawrence Silber (5)					5,556	10,000
Sushil Dhiman (6)		87,433	1.80	12/11/2024
Sushil Dhiman (7)					109,170	250,000
Sushil Dhiman (8)					37,222	67,000
Sushil Dhiman (9)					37,222	67,000

(1)	Options fully vested on November 14, 2013.
(2)	Options fully vest on December 11, 2015.
(3)	The Restricted Stock Units fully vest and are issuable on December 11, 2015.
(4)	Options fully vest on December 11, 2015.
(5)	The Restricted Stock Units fully vest and are issuable on December 11, 2015.
(6)	Options vest equally over a three year period on the annual anniversary of the grant date of December 11, 2014.
(7)	The Restricted Stock Units fully vest and are issuable on January 6, 2017.
(8)	The Restricted Stock Units fully vest and are issuable on December 11, 2015.
(9)	The Restricted Stock Units fully vest and are issuable on December 11, 2017.

ADDITIONAL INFORMATION

Stockholder Proposals

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Company for inclusion in the proxy material for SMTC’s 2016 Annual Meeting of Stockholders, they must be received by the Secretary of the Company on or before April 4, 2016 at its principal executive offices, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

For proposals that Stockholders intend to present at the 2016 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies the Company of such intent no later than July 12, 2016 and not earlier than June 12, 2016, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting. Additionally, our By-Laws set forth procedures Stockholders must comply with to make nominations for election to the Board of Directors. Such nominations must be made by notice in writing delivered or mailed to the Secretary of the Company and received at the Company’s principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6 not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders. If the annual meeting is not held within 30 days before or after such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such Stockholder and (ii) the class and number of shares of the Company that are beneficially owned by such Stockholder (and evidence of such ownership if not also held of record by such Stockholder). The Company may require any proposed nominee or nominating Stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10% of the Company’s Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) on Forms 3, 4 and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of copies of such forms it has received from its executive officers, directors and greater than 10% beneficial owners, all filings required to be made by those reporting persons with respect to the Company were timely made in accordance with the requirements of the Exchange Act.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via toll-free telephone number, over the internet, or, if the recipient of a paper copy of the proxy card, to mark, date, execute and promptly return their proxy.

Financial Statements and Form 10-K Annual Report

SMTC’s audited financial statements for the year ended December 28, 2014 and certain other related financial and business information of the Company are contained in the Company’s Annual Report on Form 10-K, as filed by the Company with the SEC on March 30, 2015 (including exhibits) as amended by Amendment No. 1 to such Annual Report on Form 10-K filed by the Company with the SEC on April 27, 2015. Copies of such Annual Report on Form 10-K including financial statements may be obtained without charge by contacting SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Investor Relations.

Appendix A

Tax Benefits Preservation Plan

A-1

SMTC CORPORATION

and

COMPUTERSHARE INC.,

as Rights Agent

TAX BENEFITS PRESERVATION PLAN

Dated as of December 29, 2014

Table of Contents

1.	Certain Definitions	2
2.	Appointment of Rights Agent	10
3.	Evidence and Transfer of Rights	10
3.1.	Prior to Distribution Date	10
3.2.	After Distribution Date	10
3.3.	Summary of Rights	10
3.4.	Stock Then Outstanding on the Record Date	11
3.5.	Future Issuances of Stock; Stock Legends	11
4.	Rights Certificates	12
4.1.	Form of Rights Certificates	12
4.2.	Legends	12
5.	Countersignature and Registration	13
6.	Replacement of Rights Certificates	13
6.1.	Transfer, Split-up, Combination and Exchange of Rights Certificates	13
6.2.	Mutilated, Destroyed, Lost or Stolen Rights Certificates	14
7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	14
7.1.	Exercise of Rights	14
7.2.	Purchase Price	14
7.3.	Duties of Rights Agent Upon Exercise	14
7.4.	Partial Exercise	15
7.5.	Rights Owned by Acquiring Person or Disqualified Transferee Null and Void	15
7.6.	Proper Exercise Required	16
8.	Cancellation and Destruction of Rights Certificates	16
9.	Reservation	16
9.1.	Reservation and Availability of Preferred Stock	16
9.2.	Best Efforts to List Shares Issuable Upon Exercise	16
9.3.	Duly Authorized, Fully Paid, Nonassessable Shares	17
9.4.	Taxes	17
9.5.	Registration of Securities Issuable Upon Exercise of Rights	17
10.	Issuance of Stock Upon Exchange; No Rights as Stockholder Until Exercise	18
11.	Adjustments to Rights	18
11.1.	Stock Splits; Flip-in Provisions	18
11.2.	Issuance of Other Rights to Purchase Preferred Stock	21

i

11.3.	Distributions of Cash or Other Assets	22
11.4.	Determination of Current Market Price and Closing Price	22
11.5.	Minor Adjustments; Calculation Precision; Purchase Price Reductions	23
11.6.	Comparable Adjustments upon Substitution of Securities	23
11.7.	Status of Rights Certificates After a Purchase Price Adjustment	23
11.8.	Status of Rights Certificates After Certain Adjustments	24
11.9.	Option to Adjust Number of Rights	24
11.10.	No Obligation to Re-Issue Adjusted Right Certificates	24
11.11.	Adjustments Below Par Value	25
11.12	Delay in Issuance of Rights Until Occurrence of Adjustment Event	25
11.13.	Adjustments to Purchase Price for Tax Reasons	25
11.14.	No Prejudice of Rights Through Business Combinations	25
11.15.	Adjustment of Rights upon Common Stock Dividend, Split or Combination	26
12.	Certificate of Adjustments	26
13.	Fractional Rights and Fractional Shares	27
13.1.	Cash in Lieu of Fractional Rights	27
13.2.	Cash in Lieu of Fractional Shares Upon Exercise	27
13.3.	Waiver of Right to Fractions	27
14.	Rights of Action	28
15.	Agreement of Rights Holders	28
16.	Rights Holder Not Deemed a Stockholder	29
17.	Payment and Indemnification of the Rights Agent	29
18.	Merger or Consolidation or Change of Name of Rights Agent	30
19.	Rights and Duties of Rights Agent	30
19.1.	Consultation with Legal Counsel	30
19.2.	Officers’ Certificate	30
19.3.	Liability	30
19.4.	No Liability for Facts or Recitals	31
19.5.	Limitations on Responsibility	31
19.6.	Further Assurances by the Company	31
19.7.	Authorization to Rely upon Instructions	31
19.8.	Transactions with the Company	32
19.9.	No Liability for Acts of Agents	32
19.10.	No Financial Risk	32

ii

19.11.	Acting on Void Rights	32
19.12.	No Liability to Third Parties	32
20.	Change of Rights Agent	33
21.	Issuance of New Rights Certificates	34
22.	Redemption and Termination	34
23.	Exchange	35
23.1.	Exchange Option	35
23.2.	Termination of Right to Exercise; Notices	35
23.3.	Substitution for Common Stock	36
23.4.	Authorization of Additional Shares	36
23.5.	No Fractions	36
24.	Notice of Proposed Actions	36
25.	Notices	38
26.	Supplements and Amendments	38
27.	Successors	39
28.	Determinations and Actions by the Board; Etc	39
29.	Benefits of this Plan	39
30.	Severability	40
31.	Governing Law	40
32.	Counterparts	40
33.	Descriptive Headings	40
34.	Force Majeure	40
35.	USA PATRIOT Act Notice	40

EXHIBITS

Exhibit A: Form of Certificate of Designations, Preferences and Rights of Preferred Stock

Exhibit B: Form of Rights Certificates

Exhibit C: Summary of Rights

iii

TAX BENEFITS PRESERVATION PLAN

This Tax Benefits Preservation Plan dated as of December 29, 2014 (the “Plan”) is between SMTC Corporation, a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, as rights agent (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated substantial operating losses and other tax attributes in previous years which, under the Internal Revenue Code of 1986, as amended (the “Code”) and rules promulgated by the Internal Revenue Service, the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions); and

WHEREAS, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the Treasury Regulations thereunder or any successor or replacement provisions (“Section 382”), its ability to use the Tax Attributes (as hereinafter defined) could be substantially limited or lost altogether; and

WHEREAS, the Company believes that the Tax Attributes are a substantial asset of the Company and that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Attributes on the terms and conditions set forth herein; and

WHEREAS, the Company desires to avoid an “Ownership Change” and, in furtherance of such objective, the Company wishes to enter into this Plan; and

WHEREAS, on December 29, 2014 the Board of Directors of the Company (the “Board”) authorized the issuance of rights (collectively, the “Rights,” and individually a “Right”), each Right being a right to purchase, on the terms and subject to the provisions of this Plan, one one-hundredth of a share of the Company’s Preferred Stock (as hereinafter defined); and

WHEREAS, on December 29, 2014 (the “Declaration Date”) the Board (a) authorized and declared a dividend distribution of one Right for every share of Common Stock (as hereinafter defined), $.01 par value per share, of the Company then outstanding at the Close of Business (as hereinafter defined) on January 12, 2015 (the “Dividend Record Date”) and (b) authorized the issuance of, and agreed to issue, one Right (as such number may be adjusted in accordance with Section 11.9 or 11.15 hereof) for every share of Common Stock of the Company issued between the Dividend Record Date and the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined), upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Board intends to submit the Plan to stockholders of the Company for ratification at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) and may elect to extend the Plan for one or more successive three-year periods by re-submitting the Plan (together with any supplements or amendments) to the stockholders of the Company for ratification at one or more Annual Meetings of the Company’s Stockholders prior to the expiration date of the Plan; and

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

PLAN

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

1.     Certain Definitions.

For purposes of this Plan, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who, together with all Affiliates of such Person, shall be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (as calculated herein), but shall not include:

(a)     the Company;

(b)     any Subsidiary of the Company;

(c)     any employee benefit plan or compensation arrangement of the Company or of any Subsidiary of the Company;

(d)     any Person organized, appointed, or established by the Company or a Subsidiary of the Company pursuant to the terms of any plan or arrangement described in clause (c) above; or

(e)      any Person who would otherwise be an Acquiring Person upon the adoption of this Plan, unless and until such Person, or any Affiliate of such Person, acquires Beneficial Ownership of any additional Stock after adoption of this Plan (other than pursuant to a stock dividend or a stock split), in which case such Person shall be an Acquiring Person.

Notwithstanding the foregoing:

(a)     if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently, and such Person divests as promptly as practicable (as determined in good faith by the Board) or enters into a written agreement with the Company to divest a sufficient number of shares of Common Stock, in the manner determined by the Board in its sole discretion, so that such Person, together with such Person’s Affiliates, would no longer be an “Acquiring Person, ”as defined herein (provided that such divestiture may be subject to terms and conditions satisfactory to the Board), then such Person shall not be deemed to be or to have been an “Acquiring Person” for any purposes of this Plan;

(b)     no Person shall become an “Acquiring Person” as the result of an acquisition by the Company of Common Stock which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 4.99% or more of the shares of Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Stock and immediately thereafter be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, then such Person shall be deemed to be an “Acquiring Person;”

(c)     if the Board determines that characterizing a Person who would otherwise be an “Acquiring Person,” as an “Acquiring Person” would adversely impact the availability of the Company’s Tax Attributes to a greater extent than not characterizing such Person as an “Acquiring Person,” then in each case, such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Plan unless and until such Person shall again become an “Acquiring Person”; and

(d)     an “Acquiring Person” shall not include any Person who or which the Board determines prior to the time such Person would otherwise be an Acquiring Person, should be exempted from this definition, unless and until such Person acquires Beneficial Ownership of any additional shares of Stock other than pursuant to a stock split, stock dividend or similar transaction; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine.

In determining whether a Person or Persons owns 4.99% or more of the shares of Common Stock then outstanding for all purposes of this Plan, all of the Stock owned or deemed owned by such Person or Person shall be taken into account in the numerator and only the Common Stock then outstanding shall be taken into account in the denominator. Without limiting the foregoing, any Person or Persons shall be treated as owning 4.99% or more of the shares of Common Stock then outstanding if, in the determination of the Board, that Person or Persons would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.99”for “five” or “5”each time “five” or “5”is used in or for purposes of Section 382).

“2015 Annual Meeting” shall have the meaning set forth in the preamble to this Plan.

“Act” shall mean the Securities Act of 1933 (or any successor act), as amended and as may from time to time be in effect.

“Affiliate,” with respect to any Person, shall mean any other Person who is, or who would be deemed to be, an “affiliate” or an “     associate” of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and to the extent not included within the foregoing clause of this Section, shall also include, with respect to any Person, any other Person (whether or not an Exempt Person) whose Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382, provided, however, that a Person will not be deemed to be the Affiliate of another Person solely because either or both Persons are or were directors of the Company.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own” or have “Beneficial Ownership” of, any securities:

(a)     which such Person or any of such Person’s Affiliates has, directly or indirectly, “beneficial ownership” of within the meaning of Section 13d-3 of the General Rules and Regulations under the Exchange Act;

(b)     which such Person or any of such Person’s Affiliates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or after the passage of time or the fulfillment of a condition or both) pursuant to any agreement, arrangement or understanding (whether or not in writing) (including any purchase orders for Stock initiated prior the first public announcement of the adoption of this Plan) or upon the exercise of conversion, exchange or other rights, warrants or options (including, without limitation, within the meaning of Section 382), or otherwise;

(c)     which such Person or any of such Person’s Affiliates has, directly or indirectly, the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security for purposes of clause (c) of this definition as a result of either:

(1) an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:

(i)     arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable proxy solicitation rules and regulations promulgated under the Exchange Act; and

(ii)     is not also then reportable by such Person on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report); or

(2) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates;

or

(d)     which are beneficially owned, directly or indirectly, by any other Person or any Affiliate thereof with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding (whether or not in writing), with respect to acquiring, holding, voting (except pursuant to a revocable proxy or in connection with a proxy or consent solicitation described in the proviso to clause (c) of this definition) or disposing of any securities of the Company;

To the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person (i) would be deemed to constructively or otherwise own, or which would otherwise be aggregated with shares owned or beneficially owned by such Person, for purposes of Section 382, or (ii) would be deemed to have a direct or indirect economic or pecuniary interest, including, without limitation, interests or rights acquired through derivative, hedging or similar transactions relating to such securities with a counterparty, as determined by the Board in its sole and absolute discretion.

Notwithstanding the foregoing:

(a)     for purposes of this definition a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own”:

(i)     securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange;

(ii)     securities issuable upon exercise of Rights at any time prior to the occurrence of a Common Stock Event; or

(iii)     securities issuable upon exercise of Rights which were held by a Person or such Person’s Affiliates prior to the Distribution Date as long as such Person is not responsible for the occurrence of the Common Stock Event giving rise to the Distribution Date;

(b)     no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition;

(c)     no Person that is an officer or director of the Company, solely by reason of their status as such, shall constitute a group notwithstanding that they may be Affiliates of one another or may be deemed to constitute a group for purposes of Section 13(d) of the Exchange Act or to be deemed to own securities owned by another officer or director of the Company.

“Board” shall have the meaning set forth in the preamble to this Plan.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York, the State of New Jersey or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

“Closing Price” shall have the meaning set forth in Section 11.4 hereof.

“Code” shall have the meaning set forth in the preamble to this Plan.

“Common Stock” shall mean the Common Stock, $.01 par value per share, of the Company, except that “Common Stock” when used with respect to any Person other than the Company shall mean either (a) the capital stock or other equity interest of such Person with the greatest voting power, or (b) the equity securities or other equity interests having power to control or direct the management and affairs of such Person, or if such Person is a Subsidiary of another Person, the Person (x) who ultimately controls such Person that is the Subsidiary and (y) which has outstanding such common stock (or such other capital stock, equity securities or interests). “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the manager or managers, general partner, or partners or persons or entities performing similar functions.

“Common Stock Equivalents” shall have the meaning set forth in Section 11.1.3(b)(iii) hereof.

“Common Stock Event” shall mean when any Person, alone or together with such Person’s Affiliates, at any time after the Declaration Date becomes an Acquiring Person.

“Company” shall have the meaning set forth in the preamble to this Plan.

“Current Market Price” shall have the meaning set forth in Section 11.4 hereof.

“Current Value” shall have the meaning set forth in Section 11.1.3 hereof.

“Declaration Date” shall have the meaning set forth in the preamble to this Plan.

“Directors” shall mean the members of the Board.

“Disqualified Transferee” shall mean any Person who is a direct or indirect transferee of any Right from an Acquiring Person or an Affiliate of an Acquiring Person and who became such a transferee (a) after the occurrence of a Common Stock Event or (b) prior to or concurrently with the Acquiring Person becoming such and received such Right pursuant to a transfer (whether or not for value) (x) from the Acquiring Person to holders of its Stock or other equity securities or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Right, the shares of Stock associated with such Rights or the Company, or (y) which a majority of the Board determines is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect, the avoidance of Section 7.5 hereof.

“Distribution Date” shall mean the date which is the later of (a) the earlier of the close of business (i) the 10th calendar day following the Stock Acquisition Date or (ii) the 10th Business Day following the Offer Commencement Date or (b) such specified or unspecified date thereafter which is on or after the Dividend Record Date, as may be determined by a majority of the Board.

“Dividend Record Date” shall have the meaning set forth in the preamble to this Plan.

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11.2 hereof.

“Excess Amount” shall have the meaning set forth in Section 11.1.3 hereof.

“Excess Common Shares” shall have the meaning set forth in Section 23.4 hereof.

“Excess Exchange Shares” shall have the meaning set forth in Section 23.1 hereof.

“Excess Flip-In Shares” shall have the meaning set forth in Section 11.1.2 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934 (or any successor act), as in effect on the Declaration Date.

“Exchange Date” shall mean the time at which Rights are exchanged as provided in Section 23 hereof.

“Exchange Ratio” shall have the meaning set forth in Section 23.1 hereof.

“Exempt Person” shall mean a Person whose Beneficial Ownership (together with all Affiliates of such Person) of 4.99% or more of the Common Stock then-outstanding will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of the Tax Attributes, provided, however, that such a Person will cease to be an “Exempt Person” if the Board makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates of such person) on the availability to the Company of the Tax Attributes.

“Expiration Date” shall mean the earliest of (i) the Close of Business on December 29, 2015, provided, that if the Plan is submitted to the stockholders of the Company for ratification at the 2015 Annual Meeting (or any adjournment or postponement thereof), then the Plan will be extended to the Close of Business on the third anniversary of the date of this Plan if the Plan is approved by the affirmative vote of a majority of shares of Common Stock of the Company present in person or represented by proxy at the 2015 Annual Meeting (or any adjournment or postponement thereof) and will be extended for one or more successive three-year periods expiring on the Close of Business on the date of the anniversary of the Plan three years thereafter if, prior to the expiration of the then current three-year period, the Plan, together with any supplement or amendment thereof, is submitted to the stockholders of the Company for ratification at one or more Annual Meetings of the Company’s Stockholders and the Plan (together with any supplements or amendments) is approved by the affirmative vote of a majority of shares of Common Stock of the Company present in person or represented by proxy at such Annual Meeting of the Company’s Stockholders (or any adjournment or postponement thereof), (ii) the Close of Business on the first Business Day following the date on which the Plan is submitted to the stockholders of the Company for ratification at the Company’s Annual Meeting of Stockholders if the Plan is not approved by the affirmative vote of a majority of shares of Common Stock of the Company present in person or represented by proxy at that Annual Meeting of Stockholders (or any adjournment or postponement thereof), (iii) the Redemption Date, (iv) the Exchange Date, (v) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s Tax Attributes similar to that provided by this Plan, (vi) Close of Business on the effective date of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines that this Plan is no longer necessary or desirable for the preservation of Tax Attributes, or (vii) the beginning of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward. Notwithstanding the foregoing, the Plan will be terminated and be of no further force and effect if not approved by the stockholders of the Company at the 2015 Annual Meeting or within a reasonable time thereafter prior to any Distribution Date.

“Offer Commencement Date” shall mean the date of the commencement by any Person, other than (a) the Company, (b) a Subsidiary of the Company, (c) any employee benefit plan of the Company or of any Subsidiary of the Company or (d) any Person organized, appointed, or established by the Company or such Subsidiary pursuant to the terms of any such plan, of a tender or exchange offer (including when such offer is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) if upon consummation thereof such Person and Affiliates thereof would be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock (including any such date which is after the date of this Plan and prior to the issuance of the Rights on the Dividend Record Date or thereafter).

“Officers’ Certificate” has the meaning set forth in Section 19.2 hereof.

“Other Consideration” has the meaning set forth in Section 6.1 hereof.

“Patriot Act” has the meaning set forth in Section 35 hereof.

“Permitted Offer” shall mean a tender or exchange offer for all outstanding Common Shares made in the manner prescribed by Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided that a majority of the disinterested Directors then in office has determined that the offer is both adequate and otherwise in the best interests of the Company and its stockholders (taking into account all factors that such Directors deem relevant, including without limitation prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value).

“Person” shall mean (a) a company, corporation, association, partnership, joint venture, limited liability company, trust, estate, organization, business, entity or individual, and shall include any successor (by merger or otherwise) thereto (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act, or (c) any group of Persons that have a formal or informal understanding among themselves to make a “coordinated acquisition” of shares of Stock, or any Person or Persons that is or are otherwise treated as an “entity” each within the meaning of Section 382, as determined by the Board.

“Preferred Stock” shall mean the series of preferred stock, $.01 par value per share, of the Company designated Series A Participating Preferred Stock, having the rights and preferences set forth in the form of Certificate of Designations, Preferences and Rights of Preferred Stock attached hereto as Exhibit A.

“Purchase Price” shall have the meaning set forth in Section 7.2 hereof.

“Redemption Date” shall mean the time at which the Rights are redeemed as provided in Section 22 hereof.

“Redemption Price” shall have the meaning set forth in Section 22 hereof.

“Reduced Threshold” shall have the meaning set forth in Section 26 hereof.

“Rights” shall have the meaning set forth in the preamble to this Plan.

“Rights Agent” shall have the meaning set forth in the preamble of this Plan subject to the appointment of a successor Rights Agent pursuant to Section 20 hereof.

“Rights Certificates” shall have the meaning set forth in Section 3.2 hereof.

“Section 382” shall have the meaning set forth in the preamble to this Plan.

“Stock” shall mean the Common Stock.

“Stock Acquisition Date” shall mean the earlier of (a) the date of the first public announcement by an Acquiring Person or the Company that an Acquiring Person has become such (including the first date on which any filing with any governmental authority disclosing that an Acquiring Person has become such becomes available to the public) or (b) the date on which a majority of the Directors have actual knowledge that an Acquiring Person has become such; provided, however, that if such Person is determined not to have become an Acquiring Person pursuant to this Section 1 then no Stock Acquisition Date shall be deemed to have occurred.

“Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

“Substitution Period” shall have the meaning set forth in Section 11.1.4 hereof.

“Summary of Rights” shall have the meaning set forth in Section 3.3 hereof.

“Tax Attributes” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries.

The term, “then outstanding”, when used with reference to the percentage of the then outstanding securities beneficially owned by a Person, shall mean the number of securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person or any of such Person’s Affiliates would be deemed to beneficially own hereunder.

“Trading Day” shall mean a day on which the principal national securities exchange or comparable system which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange or comparable system, a day which is a Business Day.

“Trust” shall have the meaning set forth in Section 23.1 hereof.

“Trust Agreement” shall have the meaning set forth in Section 23.1 hereof.

2.     Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event be liable for, the acts or omissions of any such co-Rights Agent. If the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be determined by the Company.

3.     Evidence and Transfer of Rights.

3.1.     Prior to Distribution Date. Until the Distribution Date, (a) the Rights will be evidenced by the certificates representing shares of Stock registered in the names of the holders of the Stock (which certificates shall be deemed also to be certificates for the associated Rights) and not by separate rights certificates, and the registered holders of the Stock shall also be the registered holders of the associated Rights and (b) the Rights will be transferable only in connection with the transfer of the associated shares of Stock.

3.2.     After Distribution Date. As soon as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following, and has provided the Rights Agent with all necessary information (and if the Rights Agent is not also the transfer agent and registrar of Stock, has provided the Rights Agent with the names and addresses of all record holders of Stock), the Rights Agent will send by first class, insured, postage-prepaid mail, to each record holder of the Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the stock transfer records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing in the aggregate that number of Rights to which such holder is entitled in accordance with the provisions of this Plan. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Rights are exercisable only in accordance with the provisions of Section 7 hereof and are redeemable only in accordance with Section 22 hereof.

3.3.     Summary of Rights. As soon as practicable after the Dividend Record Date, the Company will make available a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of Rights who may request it from time to time prior to the Expiration Date.

3.4.     Stock Then Outstanding on the Record Date. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates representing shares of the Stock then outstanding on the Dividend Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Stock represented by such certificate.

3.5.     Future Issuances of Stock; Stock Legends. Rights shall be issued in respect of all shares of Common Stock issued by the Company (whether originally issued or delivered from the Company’s treasury) after the Dividend Record Date but prior to the earliest of (a) the Distribution Date, (b) the Expiration Date or (c) the redemption of the Rights. Certificates representing such shares of Stock and certificates issued on transfer of any shares of Stock, with or without a copy of the Summary of Rights, prior to the Distribution Date (or earlier expiration or redemption of the Rights) shall be deemed also to be certificates for the associated Rights, and commencing as soon as reasonably practicable following the Dividend Record Date shall bear the following legend (or a legend substantially in the form thereof):

“This certificate also evidences and entitles the holder to Rights set forth in a Tax Benefits Preservation Plan between the issuer and Computershare Inc., as Rights Agent (the “Rights Agent”), dated as of December 29, 2014 (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the office of the Rights Agent designated for such purpose. The Rights Agent will mail to the registered holder of this certificate a copy of the Plan, as in effect on the date of mailing, without charge upon written request. Under certain circumstances set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Under certain circumstances set forth in the Plan, Rights issued to, or held by any Person who is, was or becomes, or acquires shares from, an Acquiring Person or any Affiliate of an Acquiring Person (as each such term is defined in the Plan and generally relating to the ownership or purchase of certain shareholdings), whether currently held by or on behalf of such Person or Affiliate or by certain subsequent holders, may become null and void.

Until the Distribution Date (as defined in the Plan) or the earlier redemption, expiration or termination of the Rights, the Rights associated with the Stock shall be evidenced by the Stock certificates alone and the registered holders of Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Stock represented by such certificate.”

With respect to such certificates containing the foregoing legend, the Rights associated with the Stock represented by such certificates shall be evidenced by such certificates alone until the earlier of the Distribution Date, the Expiration Date or the Redemption Date, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Stock represented by such certificates. The failure to print the foregoing legend on any such certificate representing Stock or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7.5 hereof, the enforceability of any other part of this Agreement or the rights of any holder of the Rights. In the event that the Company purchases or acquires any Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Stock which are no longer outstanding.

4.     Rights Certificates.

4.1.     Form of Rights Certificates. The Rights Certificates (and the form of assignment and the form of exercise notice and certificate to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to the provisions of Sections 11 and 21 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Dividend Record Date (or, if the shares to which the Rights are attached are issued thereafter, such date of issuance), shall include the date of countersignature and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the amount and type of securities issuable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

4.2.     Legends. Subject to Section 7.5, any Rights Certificate issued pursuant to Section 3.2 or 21 hereof that represents Rights beneficially owned by (a) any Acquiring Person or any Affiliate of an Acquiring Person, or (b) any Disqualified Transferee, and any other Rights Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement or adjustment of any such Rights Certificate, shall contain (to the extent the Rights Agent has actual knowledge thereof and to the extent feasible) a legend in substantially the following form:

“The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate (which includes both affiliates and associates) of an Acquiring Person (as each such term is defined in the Tax Benefits Preservation Plan between the issuer and Computershare Inc., as Rights Agent, dated as of December 29, 2014 (the “Plan”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7.5 of the Plan. The Rights Agent will mail to the registered holder of this certificate a copy of the Plan as in effect on the date of such mailing, without charge upon written request.”

In the event that the Rights become exercisable, the Rights Agent and the Company will agree upon a reasonable procedure for determining which Rights will be so legended.

5.     Countersignature and Registration. The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or facsimile thereof which shall be attested by the Treasurer or an Assistant Treasurer or Secretary or Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company. Any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such an officer. Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at the office of the Rights Agent designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses (as reflected in the records of, and as provided to the Rights Agent by, the Company) of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of countersignature thereof by the Rights Agent.

6.     Replacement of Rights Certificates.

6.1.     Transfer, Split-up, Combination and Exchange of Rights Certificates. Subject to the provisions of Sections 4.2 and 7.5 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the earlier of the Close of Business on the Expiration Date or the redemption of the Rights, any Rights Certificate may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or, following a Common Stock Event, Stock and/or such other securities, cash, or other assets as shall be issuable in respect of the Rights in accordance with the terms of this Plan (such other securities, cash or other assets being referred to herein as “Other Consideration”)) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate to be transferred, split up, combined, or exchanged at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner from whom the Rights evidenced by such Rights Certificate are to be transferred (or the Beneficial Owner to whom such Rights are to be transferred) or Affiliates thereof as the Company or the Rights Agent shall reasonably request. Thereupon, subject to Sections 4.2, and 13 hereof, the Company shall execute and the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holders of Rights of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates which the Company is not required to pay in accordance with Section 9.4 hereof. The Rights Agent shall have no duty or obligation under any Section of this Plan or Exhibit incorporated by reference herein requiring the payment of any taxes or charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

6.2.     Mutilated, Destroyed, Lost or Stolen Rights Certificates. Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, the receipt of indemnity or security satisfactory to them, and upon reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed, or mutilated.

7.     Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1.     Exercise of Rights. Except as otherwise provided herein, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby in whole or in part at any time from and after the Distribution Date and at or prior to the Close of Business on the Expiration Date. Immediately after the Close of Business on the Expiration Date (or the earlier redemption of the Rights), all Rights shall be extinguished and all Rights Certificates shall become null and void. To exercise Rights, the registered holder of the Rights Certificate evidencing such Rights shall surrender such Rights Certificate, with the form of election to purchase on the reverse side thereof and the certificate contained therein duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment in cash, only if by electronic or wire transfer, or by certified check or bank check, of the Purchase Price with respect to the total number of one one-hundredths of a share of Preferred Stock (or, after a Common Stock Event, shares and/or similar units of Stock or Other Consideration) as to which the Rights are exercised (which payment shall include any additional amount payable by such Person in accordance with Section 9.4 hereof). The Rights Agent shall promptly deliver to the Company all payments of the Purchase Price received in respect of Rights Certificates accepted for exercise.

7.2.     Purchase Price. The purchase price for each one one-hundredth of a share of Preferred Stock issuable pursuant to the exercise of a Right (the “Purchase Price”) shall initially be $1.94, shall be subject to adjustment as provided in Section 11 hereof, and shall be payable in lawful money of the United States of America.

7.3.     Duties of Rights Agent Upon Exercise. Subject to Section 11.1.2, upon receipt of a Rights Certificate representing the Rights, with the form of election to purchase set forth on the reverse side thereof and the certificate contained therein duly executed, accompanied by payment of the Purchase Price, with respect to each Right so exercised, the Rights Agent, subject to Sections 7.5, 11.1.3 and 19.11 hereof, shall thereupon:

(a)      requisition from any transfer agent of the Preferred Stock (or Common Stock, as the case may be) (or from the Company if there shall be no such transfer agent, or make available if the Rights Agent is such transfer agent) certificates for the total number of one one-hundredths of a share of Preferred Stock (or Common Stock, as the case may be) to be purchased, and the Company hereby irrevocably authorizes such transfer agent to comply with any such request,

(b)     after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated in writing by such holder, and

(c)     when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of issuance of a fractional share in accordance with Section 13 hereof and after receipt deliver such cash to or upon the order of the registered holder of such Rights Certificate.

After the occurrence of a Common Stock Event, the Company shall make all necessary arrangements so that any Other Consideration then deliverable in respect of the Rights is available for distribution by the Rights Agent. For purposes of this Section 7, the Rights Agent shall be entitled to rely, and shall be protected in relying, on an Officers’ Certificate from the Company to the effect that the Distribution Date has occurred.

7.4.     Partial Exercise. Subject to Sections 4.2, and 13 hereof, in case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be executed and delivered by the Company to the Rights Agent and countersigned and delivered by the Rights Agent to the registered holder of such Rights Certificate or to such holder’s duly authorized assigns.

7.5.     Rights Owned by Acquiring Person or Disqualified Transferee Null and Void. Notwithstanding anything in this Plan to the contrary, from and after the first occurrence of a Common Stock Event, any Rights beneficially owned by (a) an Acquiring Person or an Affiliate of an Acquiring Person or (b) a Disqualified Transferee shall become null and void and such Rights shall be deemed to be not outstanding without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Plan or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7.5 and Section 4.2 hereof are complied with, but the Company shall have no liability to any holder of Rights Certificates or other Person, and none of the terms of this Plan or the Rights shall be deemed to be waived with respect to such holder or other Person, as a result of any failure by the Company to make any determinations with respect to an Acquiring Person or any Affiliate of an Acquiring Person or Disqualified Transferees hereunder or any failure to have a legend placed on any Rights Certificate in accordance with Section 4.2 hereof or on any Stock certificate in accordance with Section 3.5 hereof.

7.6.     Proper Exercise Required. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a holder of any Rights Certificate upon the occurrence of any purported exercise thereof unless such holder shall have (a) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (b) provided such additional evidence of the identity of the Beneficial Owner from whom the Rights evidenced by such Rights Certificate are to be transferred (or the Beneficial Owner to whom such Rights are to be transferred) or Affiliates thereof as the Company or the Rights Agent shall reasonably request.

8.     Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of and accepted for exercise (including certificates submitted pursuant to Section 7.4 hereof), or surrendered for the purpose of redemption, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or retired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or may, at the written request of the Company, but shall not be required to, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.     Reservation

9.1.     Reservation and Availability of Preferred Stock. The Company covenants and agrees that on and after the Distribution Date, it shall use reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (or, following the occurrence of a Common Stock Event, out of its authorized and unissued shares of Common Stock and/or Other Consideration, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (or, following a Common Stock Event, shares of Common Stock and/or Other Consideration) that, except as provided in Section 11.1.3 hereof, would then be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the reservation of such shares shall be subject and subordinate to any other reservation of such shares made by the Company at any time for any lawful purpose; provided, further, however, that in no event shall such failure to so reserve shares affect the rights of any holder of Rights hereunder.

9.2.     Best Efforts to List Shares Issuable Upon Exercise. The Company covenants and agrees that on and after the Distribution Date so long as the Preferred Stock (or, following a Common Stock Event, shares and/or similar units of Common Stock and/or Other Consideration) issuable upon the exercise of Rights may be listed on any national securities exchange or comparable system, the Company shall use its best efforts to cause all shares (or similar units) reserved for such issuance to be listed on such exchange or comparable system upon official notice of issuance upon such exercise.

9.3.     Duly Authorized, Fully Paid, Nonassessable Shares. The Company covenants and agrees that it shall take all such action as may be necessary to ensure that each one one-hundredth of a share of Preferred Stock (or, following a Common Stock Event, each share and/or similar unit of Common Stock or Other Consideration delivered upon exercise of Rights) shall, at the time of delivery of the certificates for such shares (or units), subject to payment in full of the Purchase Price, be duly and validly authorized and issued and fully paid and nonassessable.

9.4.     Taxes. The Company covenants and agrees that it shall pay when due and payable any and all taxes and transfer charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any shares of Preferred Stock (or, following the occurrence of a Common Stock Event, each share and/or similar unit of Common Stock or Other Consideration) upon the exercise of Rights; provided, however, that the Company shall not be required to pay any such tax or transfer charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or in the issuance or delivery of certificates for any shares of Preferred Stock (or, following the occurrence of a Common Stock Event, each share and/or similar unit of Common Stock or Other Consideration) in a name other than that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for any shares of Preferred Stock (and, following the occurrence of a Common Stock Event, any shares and/or similar units of Common Stock or Other Consideration) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender thereof) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

9.5.     Registration of Securities Issuable Upon Exercise of Rights. The Company shall use its best efforts (a) to file, as soon as practicable following the earliest date after the first occurrence of a Common Stock Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Plan, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act, with respect to the securities issuable upon exercise of the Rights on an appropriate form, (b) to cause such registration statement to become effective as soon as practicable after such filing and (c) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (i) the date as of which the Rights are no longer exercisable for such securities, or (ii) the Expiration Date or earlier redemption of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states of the United States in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (a) of this Section 9.5, the exercisability of the Rights in order to prepare and file such registration statement or to permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall thereafter issue a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9.5 and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

10.     Issuance of Stock Upon Exchange; No Rights as Stockholder Until Exercise. Each Person in whose name any certificate for any shares of Preferred Stock (or, following the occurrence of a Common Stock Event, shares and/or similar units of Common Stock or Other Consideration) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or such shares and similar units of Common Stock and/or Other Consideration, as the case may be) represented thereby, and such certificate shall be dated the date which is the later of (a) the date upon which the Rights Certificate evidencing such Rights was duly surrendered, or (b) the date upon which payment of the Purchase Price (and any applicable taxes or charges) in respect thereof was made; provided, however, that if such date is a date upon which the relevant transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (or Other Consideration) on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books of the Company are open; provided, further, that the Company covenants and agrees that it shall not close such transfer books for a period exceeding ten consecutive days. Prior to the exercise of the Rights evidenced thereby (which shall be deemed to have occurred on the date such certificate for shares and/or similar units of Preferred Stock, Common Stock or Other Consideration shall be dated in accordance with this Section 10), the holder of a Rights Certificate, as such, shall not be entitled to any rights of a security holder of the Company with respect to the shares of Preferred Stock (and/or such shares or similar units of Common Stock or Other Consideration) for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as expressly provided herein.

11.     Adjustments to Rights. The Purchase Price and the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1.     Stock Splits; Flip-in Provisions.

11.1.1     Stock Splits and Other Adjustments to Preferred Stock. In the event that the Company shall at any time after the Record Date but prior to the Declaration Date (a) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (b) subdivide the outstanding Preferred Stock, (c) combine the outstanding Preferred Stock into a smaller number of shares or (d) issue, change, or alter any of its shares of capital stock in a reclassification or recapitalization (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11.1 and Section 7.5 hereof, then, and in each such case, the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable upon exercise of the Rights at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of Preferred Stock or other capital stock which, if such Right had been exercised immediately prior to such time at the Purchase Price then in effect and at a time when the transfer books for the Preferred Stock (or other capital stock) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization. If an event occurs which would require an adjustment under both this Section 11.1.1 and Section 11.1.2 hereof, the adjustment provided in this Section 11.1.1 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11.1.2 hereof.

11.1.2     Flip-in Provisions. Subject to Section 23, in the event a Common Stock Event shall have occurred, then promptly following such Common Stock Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7.5 hereof, shall thereafter have the right to receive, upon exercise thereof at the Purchase Price in effect at the time of exercise in accordance with the terms of this Plan, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying an amount equal to the then current Purchase Price by an amount equal to the number of one one-hundredths of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of any such event whether or not such Right was then exercisable and (y) dividing that product by 50% of the Current Market Price per share of the Common Stock of the Company determined as of the date of such first occurrence; provided, however, that in connection with any exercise effected pursuant to this Section 11.1.2, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.99% of the total number of shares of Stock then-outstanding. If a holder would, but for the previous sentence, be entitled to receive a number of shares of Stock then-outstanding (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the occurrence of a Common Stock Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

11.1.3     Substitution of Securities or Assets Issued Upon Exercise. In the event that:

(a)     the number of shares of Preferred Stock (or Common Stock) which are authorized by the Company’s charter but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 7 hereof, or

(b)     a majority of the Board determines that it would be appropriate and not contrary to the interests of the holders of Rights (other than any Acquiring Person or Disqualified Transferee or any Affiliate of the Acquiring Person or Disqualified Transferee),

then,

in lieu of issuing whole or fractional shares of Preferred Stock (or Common Stock) in accordance with Section 7 hereof, the Board shall determine an amount, if any, (the “Excess Amount”) equal to the excess of (x) the value (the “Current Value”) of the whole or fractional shares of Preferred Stock (or Common Stock) issuable upon the exercise of a Right in accordance with Section 7.3 hereof, over (y) the Purchase Price, and the Company shall, with respect to each Right, make adequate provision to substitute for such whole or fractional shares of Preferred Stock (or Common Stock), upon payment of the applicable Purchase Price,

(i)     cash,

(ii)     a reduction in the Purchase Price,

(iii)     Common Stock or other equity securities of the Company (including, without limitation, shares or units of Preferred Stock or preferred stock which the Board has deemed in good faith to have the same value as a share of Common Stock (such shares of preferred stock being referred to herein as “Common Stock Equivalents”)),

(iv)     debt securities of the Company,

(v)     other assets, or

(vi)     any combination of the foregoing (which would include the additional consideration provided to any holder by reducing the Purchase Price) having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board;

provided, however, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11.1.3 to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Attributes and, provided, further, subject to the provisions of Section 9.5 hereof, that if the Company shall not have made adequate provision to deliver value pursuant to this Section 11.1.3 within 30 days following the first occurrence of a Common Stock Event described in Section 11.1.2 hereof, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, whole or fractional shares of Preferred Stock (or Common Stock) (to the extent available) and then, if necessary, cash, securities, and/or assets which in the aggregate are equal to the Excess Amount.

11.1.4      Substitution Period; Suspension of Exercisability. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock or Common Stock Equivalents could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth in Section 11.1.3 may be extended to the extent necessary, but not more than 90 days following the first occurrence of such a Common Stock Event (such 30 day period as it may be extended to 90 days, is referred to herein as the “Substitution Period”). To the extent that the Company determines that some action is to be taken pursuant to Section 11.1.3 and the preceding provision of this Section 11.1.4, the Company (a) shall provide, subject to Section 7.5 hereof, that (except as to the form of consideration which shall be determined as appropriate by a majority of the Board) such action shall apply uniformly to all outstanding Rights which shall not have become null and void and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such provisions and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall thereafter issue a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 11.1.4, and give the Rights Agent a copy of such announcement. For purposes of Section 11.1.3 and this Section 11.1.4 the value of the Common Stock issuable upon exercise of a Right in accordance with Section 7.3 hereof shall be the Current Market Price per share of the Common Stock (as determined pursuant to Section 11.4 hereof) on the Close of Business on the date of the first occurrence of such a Common Stock Event and the value of any Common Stock Equivalent shall be deemed to be equal to the Current Market Price per share of the Common Stock on such date.

11.2.     Issuance of Other Rights to Purchase Preferred Stock. In the event the Company shall, after the Dividend Record Date, fix a record date for the issuance of any options, warrants, or other rights to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase (a) Preferred Stock, (b) shares having the same rights, privileges and preferences as the shares of any number of one one-hundredths of a share of Preferred Stock (“Equivalent Preferred Stock”) or (c) securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share of Preferred Stock or Equivalent Preferred Stock, if a security is convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock (determined in accordance with Section 11.4 hereof) determined as of such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock and/or Equivalent Preferred Stock which the aggregate minimum offering price of the total number of shares of one one-hundredths of a share of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate minimum conversion price of such convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the maximum number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or the maximum number of shares into which such convertible securities so to be offered are convertible). In case such subscription price may be paid by delivery of consideration part or all of which shall be in a form other than cash, for purposes of this Section 11.2 the value of such consideration shall be the fair market value thereof as determined in good faith by the Board (which determination shall be described in an Officers’ Certificate filed with the Rights Agent). Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such options, warrants or other rights are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

11.3.     Distributions of Cash or Other Assets. In the event that the Company shall, after the Dividend Record Date, fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving or continuing Person) of evidences of indebtedness, cash (other than cash dividends paid out of the earnings or retained earnings of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied), other property (other than a dividend payable in a number of one one-hundredths of a share of Preferred Stock, but including any dividend payable in capital stock other than Preferred Stock), or subscription rights or warrants (excluding those referred to in Section 11.2 hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be (a) the Current Market Price per share of Preferred Stock determined as of such record date, less (b) the sum of (i) that portion of cash plus (ii) the fair market value, as determined in good faith by the Board (which determination shall be described in an Officers’ Certificate filed with the Rights Agent) of that portion of such evidences of indebtedness, such other property, and/or such subscription rights or warrants applicable to one share of Preferred Stock and of which the denominator shall be such Current Market Price per share of the Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

11.4.     Determination of Current Market Price and Closing Price. For purposes of any computation hereunder, the “Current Market Price” per share (or unit) of any security on any date shall be deemed to be the average of the daily Closing Prices of such security for the 30 consecutive Trading Days immediately prior to, but not including such date; provided, however, that in the event that the Current Market Price per share of such security is determined during a period following the announcement by the issuer of such security of (a) a dividend or distribution on such security payable in shares (or units) of such security or securities convertible into shares (or units) of such security, or (b) any subdivision, combination or reclassification of such security, and prior to the expiration of such 30 Trading Days after (x) the ex-dividend date for such dividend or distribution or (y) the record or effective date for such subdivision, combination or reclassification, as the case may be, then, and in each such case, the “Current Market Price” shall be the Closing Price of such security on the last day of such 30 Trading Day period.

For purposes of this Plan, the “Closing Price” of any security on any day shall be the last sale price, regular way, with respect to shares (or units) of such security, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, with respect to such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national exchange on which such security is listed; or, if such security is not so listed or admitted to trading, the last quoted sale price with respect to shares (or units) of such security, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market with respect to shares (or units) of such security; or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices with respect to shares (or units) of such security, as furnished by a professional market maker making a market in such security selected by the Board; or, if no such market maker is available, the fair market value of shares (or units) of such security as of such day as determined in good faith by the Board (which determination shall be described in an Officers’ Certificate filed with the Rights Agent); provided, however, that the “Closing Price” of one one-hundredth of a share of Preferred Stock as of any Trading Day shall be equal to the Closing Price of a whole share of Preferred Stock on such Trading Day divided by 100; provided, further, that if the Closing Price of such a share of Preferred Stock as of any Trading Day cannot be reasonably determined by the foregoing provisions, the “Closing Price” of one one-hundredth of a share of Preferred Stock on such Trading Date shall be the Closing Price of a share of Common Stock on such Trading Day.

11.5.     Minor Adjustments; Calculation Precision; Purchase Price Reductions. No adjustment in the Purchase Price shall be required unless adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest (a) one-thousandth of a share (or similar unit) of Stock or securities other than Preferred Stock or Equivalent Preferred Stock or (b) one-millionth of a share of Preferred Stock or Equivalent Preferred Stock. Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Section 11 shall be made no later than the earlier of (x) three years from the date of the transaction which mandates the adjustment or (y) the Expiration Date. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those required by this Section 11.5, as it in its discretion shall determine to be advisable in order that any dividends, subdivision of shares, distribution of rights to purchase shares of beneficial interest or other stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

11.6.     Comparable Adjustments upon Substitution of Securities. In the event that at any time, as a result of an adjustment made in respect of a Common Stock Event, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to such other shares contained in Sections 11.1, 11.2, 11.3, 11.5, 11.7, 11.8, 11.9, 11.10, 11.11, 11.13 and 11.15, and the provisions of Sections 7, 9, 10, 11.4, and 13 hereof with respect to the shares of Preferred Stock shall apply on like terms to any such other shares.

11.7.     Status of Rights Certificates After a Purchase Price Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights represented thereby, all subject to further adjustment as provided herein.

11.8.     Status of Rights Certificates After Certain Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9 hereof, upon each adjustment of the Purchase Price as a result of the calculations made pursuant to Sections 11.2 and 11.3 hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (a) multiplying (i) the number of one one-hundredths of a share of Preferred Stock covered by a Right immediately prior to this adjustment, by (ii) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (b) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9.     Option to Adjust Number of Rights. Assuming that no other adjustment pursuant to this Section 11 has been made, the Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredth of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredth of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by the Purchase Price in effect immediately after such adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9 the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 13 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

11.10.     No Obligation to Re-Issue Adjusted Right Certificates. Irrespective of any adjustment or change in the Purchase Price or the number of whole or fractional shares of Preferred Stock issuable upon exercise of such Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-hundredths of a share of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.

11.11.     Adjustments Below Par Value. Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-hundredths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such number of fully paid and nonassessable one one-hundredths of a share of Preferred Stock at such adjusted Purchase Price.

11.12.     Delay in Issuance of Rights Until Occurrence of Adjustment Event. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the number of one one-hundredths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional securities upon the occurrence of the event requiring such adjustment.

11.13.      Adjustments to Purchase Price for Tax Reasons. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, by means of a resolution of the Board acting in good faith, shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any Common Stock at less than the Current Market Price thereof, issuance wholly for cash of Common Stock (or other securities which by their terms are convertible into or exchangeable for Common Stock), dividends payable in shares of Common Stock or other capital stock or shares of beneficial interest, or issuance of rights, options, or warrants referred to hereinabove in this Section 11, hereafter made or declared by the Company to the holders of its Stock, shall not be taxable to such holders.

11.14.     No Prejudice of Rights Through Business Combinations. The Company covenants and agrees that it shall not, at any time after the Distribution Date, (a) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11.14 hereof), (b) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), or (c) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, more than 25% of (i) the assets (taken at net asset value as stated on the books of the Company and determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) or (ii) the earning power of the Company and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) to any other Person or Persons (other than the Company or any of its Subsidiaries in a transaction that complies with the proviso at the end of this sentence), if (x) at the time of or immediately after such consolidation, merger, sale or transfer, there are any rights, warrants or other instruments or securities outstanding or agreements (whether or not in writing) in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of such other Person shall have received a distribution of Rights previously owned by such Person or any of such Person’s Affiliates; provided, however, that, subject to the following sentence, this Section 11.14 shall not affect the ability of any Subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22 or 26 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15.     Adjustment of Rights upon Common Stock Dividend, Split or Combination. Anything in this Plan to the contrary notwithstanding, in the event that the Company shall at any time after the Declaration Date and prior to the Distribution Date (a) declare or pay a dividend on the then outstanding shares of Common Stock payable in shares of Common Stock or (b) effect a subdivision, combination or consolidation of the then outstanding Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock) into a greater or smaller number of shares, then in any such case, (x) the number of one one-hundredths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock then outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock then outstanding immediately following the occurrence of such event; and (y) each share of Common Stock then outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock then outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

12.     Certificate of Adjustments. Whenever an adjustment (including without limitation, an event which causes Rights to become null and void) is made as provided in Section 11 or Section 12 hereof, the Company shall (a) promptly prepare an Officers’ Certificate setting forth such adjustment, including any adjustment in Purchase Price, the number of shares or Other Consideration payable, and a brief statement of the facts, computation and methodology accounting for such adjustment, (b) promptly file with the Rights Agent and with the applicable transfer agent for the Preferred Stock and Stock a copy of such Officers’ Certificate, and (c) mail a brief summary thereof to each registered holder of a Rights Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such Officers’ Certificate and on any adjustment therein contained, and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such an Officers’ Certificate.

13.     Fractional Rights and Fractional Shares.

13.1.     Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute fractions of Rights, except prior to the Distribution Date as provided in Section 11.9 hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of issuing such fractional Rights, at the election of the Company, there shall be paid to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 13.1, the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable, as determined pursuant to the second paragraph of Section 11.4 hereof.

13.2.     Cash in Lieu of Fractional Shares Upon Exercise. The Company shall not be required to issue fractions of shares of its capital stock upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than, in each case with respect to Preferred Stock or Equivalent Preferred Stock, fractions which are integral multiples of one one-hundredth of a share of Preferred Stock or Equivalent Preferred Stock, as the case may be). Fractions of shares of Preferred Stock or Equivalent Preferred Stock, as the case may be, in integral multiples of one one-hundredth of a share of Preferred Stock or Equivalent Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depository selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock or the Equivalent Preferred Stock represented by such depositary receipts. In lieu of fractional shares, at the election of the Company, there shall be paid to the registered holders of Rights at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of such capital stock. For purposes of this Section 13.2, the current market value of a share of such capital stock shall be the Closing Price of such capital stock for the Trading Day immediately prior to the date of such exercise.

13.3.     Waiver of Right to Fractions. The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or (except as provided in Section 13.2 hereof) any fractional share upon exercise of a Right. Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent an Officers’ Certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

14.     Rights of Action. Excepting the rights of action given the Rights Agent under any Section hereunder and except as set forth in Section 19.12 hereof, all rights of action in respect of this Plan are vested in the registered holder of each Right; and any registered holder of any Right, without the consent of the Rights Agent or of the holder of any other Right, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act in respect of, such registered holder’s right to exercise the rights evidenced by such Right in the manner provided in such Rights Certificate and in this Plan, and the Company hereby agrees to reimburse such registered holder for all expenses (including reasonable attorneys’ fees) incurred by such registered holder in connection therewith. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of the obligations hereunder, and shall be entitled to injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Plan.

15.     Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)     prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Stock;

(b)     from and after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with a form of assignment and certificate set forth on the reverse side thereof duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c)     subject to Sections 6.1 and 7.6 hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or, prior to the Distribution Date, the associated Stock certificate, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)      notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, the Company agrees to use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

16.     Rights Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends, or otherwise be deemed for any purpose the holder of any securities of the Company which may be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any action by the Company, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or preemptive rights, or otherwise, until the time specified in Section 10 hereof.

17.     Payment and Indemnification of the Rights Agent. The Company agrees to pay to the Rights Agent such reasonable compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damages, judgments, fines, penalties, claims, demands, settlements, costs or expenses (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of this Plan, including the costs and expenses of defending against any claim of liability for any of the foregoing. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 17 and Section 19 below shall survive the termination of this Plan, the exercise or expiration of the Rights and the resignation or removal of the Rights Agent. Except to the extent of its gross negligence, bad faith or willful misconduct, the Rights Agent shall be fully protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its acceptance and administration of this Plan and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate, Officers’ Certificate or certificate for any number of one one-hundredths of a share of Preferred Stock, or for shares of Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed and executed by the proper Person or Persons, and verified or acknowledged as required by this Plan, or otherwise upon the advice of counsel as set forth in Section 19 hereof.

18.     Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan and any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan. In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.

19.     Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed upon it by this Plan and no implied duties or obligations shall be read into this Plan against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions:

19.1.     Consultation with Legal Counsel. The Rights Agent may consult with legal counsel of its selection (who may be legal counsel to the Company or an employee of the Rights Agent), and the reliance on the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect to any action taken, suffered or omitted by and in accordance with such advice or opinion.

19.2.     Officers’ Certificate. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate (an “Officers’ Certificate”) signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such Officers’ Certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Plan in reliance upon such Officers’ Certificate except to the extent set forth in Section 19.3.

19.3.     Liability. Notwithstanding anything contained herein, the Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to, any loss of profits, business or anticipated savings), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Plan will be limited to the amount of fees paid by the Company to the Rights Agent.

19.4.     No Liability for Facts or Recitals. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan, in the Rights Certificates (except its countersignature on such Rights Certificate), or Officers’ Certificate or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

19.5.     Limitations on Responsibility. The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 22 hereof or be responsible for the manner, method or amount of any such adjustment or procedures or the ascertaining of the existence of facts that would require any such adjustment or procedure (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate delivered pursuant to Section 12 hereof, describing any such adjustment or procedures); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock, Common Stock or other securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any shares of Common Stock, or any shares or similar units of other securities, will, when issued, be validly authorized and issued, fully paid, and nonassessable.

19.6.     Further Assurances by the Company. The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

19.7.     Authorization to Rely upon Instructions. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instruction shall be full and complete authorization and protection to the Rights Agent and it shall not be liable for or in respect to any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken, suffered or omitted and the Rights Agent shall not be liable for or in respect to any action taken, suffered or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking, suffering or omitting any such action, the Rights Agent has received written instructions from the Company in response to such application specifying the action to be taken, suffered or omitted.

19.8.     Transactions with the Company. The Rights Agent and any stockholder, director, officer, Affiliate or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent or any stockholder, director, Affiliate, officer, or employee of the Rights Agent from acting in any other capacity for the Company or for any other Person.

19.9.     No Liability for Acts of Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other person resulting from any such act, default, neglect or misconduct absent gross negligence, bad faith, or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

19.10.     No Financial Risk. No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

19.11.     Acting on Void Rights. If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certification appearing on the reverse side thereof following the form of election to purchase has either not been properly completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

19.12.     No Liability to Third Parties. The provisions of this Section 19 are solely for the benefit of the Rights Agent, its successors and assigns or the Company and any failure or omission under this Section 19 shall not affect the rights of the Company under this Plan, and neither the Rights Agent nor the Company shall have any liability to any holder of Rights or other Person on account of such failure or omission.

20.     Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days’ notice in writing mailed to the Company and to the applicable transfer agent of the Stock by registered or certified overnight mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent, to the applicable transfer agent of the Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Rights Certificates by first class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be:

(a)     a Person organized and doing business under the laws of the United States or of any State of the United States, in good standing, having an office designated for such purpose, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000, or

(b)     an Affiliate of a Person described in clause (a) of this sentence.

After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the “Rights Agent” for all purposes of this Plan. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and the applicable transfer agent of the Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Except as otherwise provided immediately above in this Section 20, effective immediately upon its resignation or removal, the predecessor Rights Agent shall be discharged from its duties and obligations under this Plan. If the Rights Agent is no longer acting in the capacity of transfer agent of the Stock or other securities of the Company, the Rights Agent’s role, duties and obligations hereunder shall terminate immediately.

21.     Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale by the Company of shares of Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (x) no such Rights evidenced by a Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights would be issued, and (y) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

22.     Redemption and Termination. The Board may, at its option, at any time prior to a Common Stock Event, redeem all (but not less than all) of the then outstanding Rights at a redemption price of $.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, combination of shares, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time and on such basis and subject to such conditions as the Board in its sole discretion may establish. Immediately upon the taking of such action ordering the redemption of all of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights so redeemed will terminate and the only right thereafter of the holders of such Rights so redeemed shall be to receive the Redemption Price (without the payment of any interest thereon). The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. Within 10 days after such action ordering the redemption of all of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the applicable transfer agent for the Stock; provided, that, failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form deemed appropriate by the Board) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

23.     Exchange.

23.1.     Exchange Option. The Board may, at its option, at any time after a Common Stock Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7.5 hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11 occurring after the date hereof (such exchange ratio, as the same may be so adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 23, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.99% of the shares of Stock then-outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 23.1 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of shares of stock in excess of 4.99% of the shares of Stock then-outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the occurrence of a Common Stock Event multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board may be made effective at such time, upon such basis and with such conditions as the Board in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 23.1, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board shall not be empowered to effect any such exchange at any time after any Acquiring Person, together with all Affiliates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then-outstanding.

23.2.     Termination of Right to Exercise; Notices. Immediately upon the action of the Board ordering the exchange of any Rights pursuant to Section 23.1 and without any further action and without any notice, the right to exercise such Rights shall terminate, and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to the Rights Agent and to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7.5 hereof) held by each holder of Rights.

23.3.     Substitution for Common Stock. In any exchange pursuant to this Section 23, the Company, at its option, may substitute shares of Preferred Stock (or shares of Equivalent Preferred Stock) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preferred Stock (or share of Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of shares of Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock (or share of Equivalent Preferred Stock) delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

23.4.     Authorization of Additional Shares. In the event that there shall not be sufficient shares of Common Stock or Preferred Stock authorized but unissued or issued but not outstanding to permit any exchange of Rights as contemplated in accordance with this Section 23.4, the Company shall take all such action as may be necessary to authorize additional Common Stock or Preferred Stock for issuance upon exchange of the Rights; provided, however, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates and Associates, becoming the Beneficial Owner of more than 4.99% of the Common Stock to be then-outstanding. If a holder would, but for the previous sentence, be entitled to receive a number of shares of Common Stock that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial owner of in excess of 4.99% of the Common Stock to be then-outstanding (such shares, the ”Excess Common Shares”), in lieu of receiving such Excess Common Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the occurrence of a Common Stock Event multiplied by the number of Excess Common Shares that would otherwise have been issuable to such holder.

23.5.     No Fractions. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to each registered holder of a Rights Certificate with regard to which a fractional share of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 23.5, the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock (as determined pursuant to Section 11.4 hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 23.5.

24.     Notice of Proposed Actions. In case the Company shall after the Distribution Date propose:

(a)     to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a cash dividend out of earnings or the retained earnings of the Company);

(b)     to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock, Common Stock or shares of stock of any other class or any other securities, rights, or options;

(c)     to effect any reclassification of the Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock);

(d)     to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11.14 hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of:

(i)     the assets of the Company and its Subsidiaries (taken at net asset value as stated on the books of the Company and determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied), or

(ii)     the earning power of the Company and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11.14 hereof); or

(e)     to effect the liquidation, dissolution or winding up of the Company,

then, in each such case, the Company shall give to the Rights Agent and each holder of a Right, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Stock whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action. In case any Common Stock Event described in Section 11.1.2 hereof shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such Common Stock Event, which shall specify such event and the consequences of the event to holders of Rights under Section 11.1.2 hereof. Notwithstanding anything in this Plan to the contrary, prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

25.     Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

SMTC Corporation

635 Hood Road

Markham, Ontario, L3R 4N6

Attention: Chief Financial Officer

Subject to the provisions of Sections 18 and 20 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Inc.

250 Royal Street

Canton Massachusetts 02021

Attention: General Counsel

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

26.     Supplements and Amendments. For as long as the Rights are then redeemable and except as provided in the last sentence of this Section 26, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan without the approval of any holders of the Rights. At any time when the Rights are not then redeemable and except as provided in the last sentence of this Section 26, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Plan without the approval of any holders of Right Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (iii) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided that no such supplement or amendment pursuant to this clause (iii) shall materially adversely affect the interest of the holders of Rights (other than an Acquiring Person or any other Person in whose hands Rights are null and void under the provisions of 7.5 hereof). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent shall not be obligated to enter into any such supplement or amendment that adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Plan and shall not be bound by any such supplement or amendment not executed by it. Without limiting the foregoing, the Company may at any time prior to the time any Person becomes an Acquiring Person amend this Plan to raise or lower the threshold set forth in definition “Acquiring Person”(the “Reduced Threshold”), to raise or lower the Redemption Price or to extend or shorten the Expiration Date; provided, however, that no Person who beneficially owns a number of shares of Common Stock equal to or greater than the Reduced Threshold shall become an Acquiring Person unless such Person shall, after the public announcement of the Reduced Threshold, increase its beneficial ownership of the then outstanding Common Stock (other than as a result of an acquisition of Common Stock by the Company) to an amount equal to or greater than the greater of (A) the Reduced Threshold or (B) the sum of (x) the lowest beneficial ownership of such Person as a percentage of the then outstanding Common Stock as of any date on or after the date of the public announcement of such Reduced Threshold plus (y) 0.001%.

27.     Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

28.     Determinations and Actions by the Board; Etc. The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below all omissions with respect to the foregoing) which are done or made by the Board in good faith and with the concurrence of a majority of the Board then in office shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject any Director to any liability to the holders of the Rights. The Rights Agent shall be entitled to assume the Board acted in good faith and shall be fully protected and incur no liability in the Rights Agent’s reliance thereon. Nothing contained in Section 28 shall affect the rights, duties, liabilities or immunities of the Rights Agent as provided herein.

29.     Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Rights (and, prior to the Distribution Date, the associated shares of Stock) any legal or equitable right, remedy, or claim under this Plan or the Rights; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Rights (and, prior to the Distribution Date, the associated Stock).

30.     Severability. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof; provided, however, if such excluded provision shall affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately. If any term, provision, covenant or restrictions of this Plan is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the 10th day following the date of such determination by the Board.

31.     Governing Law. This Plan and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State applicable to contracts to be made and performed entirely within said State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

32.     Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

33.     Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

34.     Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in the performance of its obligations under this Plan arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

35.     USA PATRIOT Act Notice. The Rights Agent hereby notifies the Company that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it must obtain, verify and record certain information that identifies the Company, which information includes the name and address of the Company and other information that will allow the Rights Agent to identify the Company in accordance with the Patriot Act.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed and set their respective hands and seals, all as of the day and year first above written.

SMTC Corporation

By:	/s/ Sushil Dhiman
Name: Sushil Dhiman
Title: President and Chief Executive Officer

Computershare Inc., as Rights Agent

By:	/s/ Dennis V. Moccia
Name: Dennis V. Moccia
Title: Manager, Contract Administration

smtc
manufacturing partner
to innovators

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

VOTING INSTRUCTION CARD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

Proposal No. 1
The election of the following directors for a term ending 2016.

	For	Withhold
01 - Clarke Bailey	☐	☐
02 - David Sandberg	☐	☐
03 - J. Randall Waterfield	☐	☐
04 - Frederick Wasserman	☐	☐
05 - Sushil Dhiman	☐	☐

	For	Against	Abstain
Proposal No. 2 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
Proposal No. 3 To ratify the adoption of the SMTC Corporation Tax Benefits Preservation Plan.	☐	☐	☐
Proposal No. 4 To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 4 2 4 1 3 2

0242JC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2014 Annual Report to Stockholders are available at: **www.smtc.com/proxy**

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

smtc
manufacturing partner to innovators

VOTING INSTRUCTION CARD — SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMTC CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 10, 2015.

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the "Company"), hereby appoints Sushil Dhiman as proxy of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on September 10, 2015 at 11:00 a.m. Eastern Daylight Time at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 and all adjournments thereof (the "Annual Meeting") and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxy will be voted FOR the nominees and FOR Proposals 2, 3 and 4. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

(Continued and to be marked, dated and signed, on the other side)

smtc
manufacturing partner to innovators

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on September 9, 2015.

Vote by Internet

- Go to **www.investorvote.com/SMTX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

VOTING INSTRUCTION CARD

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

Proposal No. 1
The election of the following directors for a term ending 2016.

Nominee	For	Withhold
01 - Clarke Bailey	☐	☐
02 - David Sandberg	☐	☐
03 - J. Randall Waterfield	☐	☐
04 - Frederick Wasserman	☐	☐
05 - Sushil Dhiman	☐	☐

Proposal	For	Against	Abstain
Proposal No. 2 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
Proposal No. 3 To ratify the adoption of the SMTC Corporation Tax Benefits Preservation Plan.	☐	☐	☐
Proposal No. 4 To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T
1 U P X 2 4 2 4 1 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

0242IC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2014 Annual Report to Stockholders are available at: **www.smtc.com/proxy**

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

smtc
manufacturing partner to innovators

VOTING INSTRUCTION CARD — SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMTC CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 10, 2015.

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the "Company"), hereby appoints Sushil Dhiman as proxy of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on September 10, 2015 at 11:00 a.m. Eastern Daylight Time at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 and all adjournments thereof (the "Annual Meeting") and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxy will be voted FOR the nominees and FOR Proposals 2, 3 and 4. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

(Continued and to be marked, dated and signed, on the other side)

smtc
manufacturing partner to innovators

IMPORTANT ANNUAL MEETING INFORMATION

000004

C 1234567890

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Vote by Internet
- Go to **www.investorvote.com/SMTX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

1234 5678 9012 345

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/SMTX

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/SMTX**.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 1, 2015 to facilitate timely delivery.

C O Y

02435C

Stockholder Meeting Notice

Proposals to be considered at the Annual Meeting:

The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3 and 4:

1. The election of the following directors for a term ending 2015:
   01 Clarke Bailey
   02 David Sandberg
   03 J. Randall Waterfield
   04 Frederick Wasserman
   05 Sushil Dhiman
2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.
3. To ratify the adoption of the SMTC Corporation Tax Benefits Preservation Plan.
4. To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").

Management recommends a vote "FOR" proposals 1-4.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2014 Annual Report to Stockholders are available at: **www.smtc.com/proxy**

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/SMTX.** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials SMTC Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 1, 2015.

02435C